FORECLOSURE SALE AGREEMENT

This FORECLOSURE SALE AGREEMENT (the “Agreement”) is entered into as of September ___, 2010 by and among Venture Lending & Leasing IV, Inc. (“VLL4”), Venture Lending & Leasing V, Inc. (“VLL5”), Silicon Valley Bank (“SVB”) and Xenogenics Corporation, a Nevada corporation (“Purchaser”).  VLL4, VLL5 and SVB are sometimes referred to hereinafter collectively, as “Sellers” and individually as a “Seller” and VLL5, in its capacity as collateral agent for the Sellers under the Loan Agreement (as defined below) is sometimes referred to herein as “Agent.”

RECITALS

On March 18, 2008, Bioabsorbable Therapeutics, Inc., a Delaware corporation (“Debtor”), Agent and Sellers entered into that certain Loan and Security Agreement (as amended from time to time collectively referred to as the “Loan Agreement”) pursuant to which Sellers made term loans to Debtor.

In order to secure the prompt payment and performance of all obligations owing by Debtor to Agent and Sellers under the Loan Agreement (all of such obligations with respect to the loans and under the Loan Agreement and related documents are collectively referred to herein as the “Obligations”), Debtor granted to each Seller and to Agent for the benefit of Sellers blanket security interests in all of Debtor’s property (the “Collateral”).  Sellers’ and Agent’s security interests in the Collateral were perfected by the filing of UCC Financing Statement with the Delaware Secretary of State recorded on March 20, 2008 as file number 80990299.

On September 2, 2009, Sellers notified Debtor that an Event of a Default had occurred under the Loan Agreement.  As a result of the occurrence of such Event of Default Sellers accelerated the Obligations and such Obligations are now due and payable.

Pursuant to the terms of the Loan Agreement, the loan documents executed and delivered in connection therewith and applicable law, after the occurrence and during the continuance of an Event of Default, Sellers have the right to enforce all of their remedies against Debtor and the Collateral, and Sellers have elected to conduct a private foreclosure sale of certain items of the Collateral.

Pursuant to that certain Repossession Agreement for Peaceable Foreclosure, dated as of September 29, 2009, a true, correct and complete copy of which is attached hereto as Exhibit “A” (the “Peaceful Foreclosure Agreement”), Debtor waived its rights to notice of any private sale under Section 9611 of the California Commercial Code (“CUCC”), waived its right to redeem the Collateral under Section 9623 of the CUCC and waived its rights to any further notice of sale or other disposition to the extent permitted under applicable law, and agreed that Agent and Sellers are not required to give Debtor notice of any proposed sale or other disposition of the Collateral.

Pursuant to the Peaceful Foreclosure Agreement, Sellers exercised their post defaults rights under the CUCC with respect to the Collateral and subject to the terms and conditions of this Agreement, Sellers have agreed to sell to Purchaser, all of Debtor’s right, title and interest in the Collateral described on Exhibit “B” (the items Collateral described on Exhibit “B” are hereinafter referred to as the “Transferred Assets”).

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sellers hereby agree as follows:

1.           Sale of Transferred Assets.  Upon the terms and subject to the conditions of this Agreement, in consideration of and in exchange for Sellers’ receipt of the consideration described in Section 2 hereof, Sellers agree, on the Closing Date (as defined herein), to irrevocably sell, transfer, assign, convey, and set over to Purchaser, and Purchaser agrees to purchase from Sellers, all of Debtor’s right, title and interest in the Transferred Assets, “as is”, “where is”, and without recourse, and (except as set forth in Section 7 below) without representations or warranties of any kind, express or implied, including, without limitation, any warranties as to title, possession, quiet enjoyment, merchantability, value, useful life, fitness for intended use, physical condition, non-infringement, or similar representations and warranties. Moreover, Sellers make no representation or warranty and have no liability whatsoever on behalf of Debtor or any third parties with regard to the operation, performance, nonperformance, quality, availability, completeness, validity, or accuracy of any of the Transferred Assets or the delay, error, or interruption of the flow of information in connection with use of any of the foregoing.  In addition, notwithstanding anything to the contrary contained herein or in the Bill of Sale, the Transferred Assets shall not, except to the extent permitted by applicable law, include, to the extent prohibited by any license or other agreement, any software or other licensed products that may be installed on or attached to the Transferred Assets.  On the Closing Date, Sellers and Purchaser shall execute and deliver to each other a Bill of Sale, substantially in the form attached hereto as Exhibit “C” (the “Bill of Sale”), a Patent Transfer Statement (as contemplated by 9619 of the CUCC), substantially in the form attached hereto as Exhibit “D”  (the “Patent Transfer Statement”), and a Trademark Transfer Statement (as contemplated by 9619 of the CUCC), substantially in the form attached hereto as Exhibit “E” (the “Trademark  Transfer Statement”), each executed by Sellers and Purchaser.  The sale and transfer of the Transferred Assets to Purchaser hereunder shall be made pursuant to Section 9610 of the CUCC and shall constitute a “disposition” under the CUCC.  Purchaser shall constitute and have the rights of a “transferee” under the provisions of the CUCC, including without limitation, the provisions of Section 9617 of the CUCC.

2.           Consideration.  As consideration for the sale, transfer, and conveyance of all the Transferred Assets by Sellers, Purchaser agrees:

(a)           to pay Four Hundred Thousand Dollars ($400,000) in cash (the “Purchase Price”).  The Purchase Price shall be divided into three (3) tranches in the following amounts (i) One Hundred Thirty-Five Thousand Dollars ($135,000), which shall be referred to herein as the “First Tranche” of the Purchase Price, (ii) One Hundred Thirty-Five Thousand Dollars ($135,000), which shall be referred to herein as the “Second Tranche” of the Purchase Price, and (iii) One Hundred Thirty Thousand Dollars ($130,000), which shall be referred to herein as the “Third Tranche” of the Purchase Price.  The First Tranche of the Purchase Price shall be paid at Closing (as defined below), the Second Tranche of the Purchase Price shall be due and payable on the earlier of November 15, 2010 and the closing of a Change in Control (as defined below), and the Third Tranche of the Purchase Price shall be due and payable on the earlier of December 31, 2010 and the closing of a Change in Control.  Each Tranche of the Purchase Price shall be paid by wire transfer pursuant to the wire instructions listed on Exhibit “F” or such other instructions as have been provided to Purchaser by Sellers;

(b)           at Closing, each of VLL4, VLL5 and SVB shall be issued a warrant instrument, substantially in the form of Exhibit “G” attached hereto (each a “Warrant” and together the “Warrants”);

(c)           upon the earliest to occur of (i) commencement of pivotal Generation 2 stent human clinical trial, or (ii) the execution of any agreement between Purchaser and any Person (as defined below) anywhere in the world where Purchaser grants either exclusive, co-exclusive or non-exclusive rights to the Debtor’s bioabsorbable stent and related technology and intellectual property acquired by Purchaser pursuant to this Agreement and the documents and instruments executed and delivered in connection herewith, including but not limited, to development rights, marketing and sales rights, manufacturing rights, geographic distribution rights, or commercialization rights (as applicable, a “Partnership Agreement”) of at least $3 million in Total Value (as defined below), or (iii) the closing of a Change in Control (such earliest event being the “First Milestone”) to pay Three Hundred Thousand Dollars ($300,000) in cash (the “First Milestone Payment”) by wire transfer pursuant to the wire instructions listed on Exhibit “F” or such other instructions as have been provided to Purchaser by Sellers. Purchaser agrees to notify Sellers promptly after the First Milestone occurs (but no later than five (5) days thereafter), and to make the First Milestone Payment as soon as practical following the occurrence of the First Milestone (but no later than five (5) days thereafter);

(d)           upon the earliest to occur of (i) the first (1st) regulatory approval by any regulatory authority in a European Union (EU) member country, or (ii) the execution of a Partnership Agreement of at least $5 million in Total Value, or (iii) the closing of a Change in Control (such earliest event being the “Second Milestone”) to pay One Million Dollars ($1,000,000) in cash (the “Second Milestone Payment”) by wire transfer pursuant to the wire instructions listed on Exhibit “F” or such other instructions as have been provided to Purchaser by Sellers. Purchaser agrees to notify Sellers promptly after the Second Milestone occurs (but no later than five (5) days thereafter) and to make the Second Milestone Payment as soon as practical following the occurrence of the Second Milestone (but no later than five (5) days thereafter); and

(e)           upon the earliest to occur of (i) the first (1st) regulatory approval by the U.S. Food and Drug Administration, or (ii) the execution of a Partnership Agreement of at least $5 million in Total Value, or (iii) the closing of a Change in Control (such earliest event being the “Third Milestone”) to pay Three Million Dollars ($3,000,000) in cash (the “Third Milestone Payment” and together with First Milestone Payment and the Second Milestone Payment, the “Milestone Payments”) by wire transfer pursuant to the wire instructions listed on Exhibit “F” or such other instructions as have been provided to Purchaser by Sellers. Purchaser agrees to notify Sellers promptly after the Third Milestone occurs (but no later than five (5) days thereafter) and to make the Third Milestone Payment as soon as practical following the occurrence of the Third Milestone (but no later than five (5) days thereafter).

As used herein, the term “Total Value” means all up-front monies received upon signing of the Partnership Agreement described in Section 2(c)(ii) and Sections 2(d)(ii) and 2(e)(ii), as applicable, plus the net present value of all future milestone payments and royalties.

As used herein, the term “Change in Control” means the first to occur of: (i)(A) except in the event Purchaser’s majority shareholder dividends its ownership position to its shareholders, the closing of any consolidation or merger of Purchaser with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of Purchaser immediately prior to such consolidation, merger or reorganization, continue to hold a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization, or (B) except in the case of an equity financing of the Purchaser within six (6) months of the Closing Date where gross proceeds received by Purchaser are less than $10 million, the closing of any transaction or series of related transactions to which Purchaser is a party in which in excess of fifty percent (50%) of Purchaser’s voting power is transferred; (ii) the closing of a transaction in which Purchaser sells, leases, assigns, transfers, conveys or disposes of all or substantially all of its assets. As used herein, the term “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

3.           Closing.  Subject to satisfaction of the conditions precedent set forth in Sections 5 and 6 below, the closing of the sale of the Transferred Assets (the “Closing”) will be held immediately following satisfaction or waiver (by the party for whose benefit such condition exists) of the conditions set forth in Sections 5 and 6.  The date on which the Closing is consummated is referred to herein as a “Closing Date.”

4.           Delivery of Possession.  Sellers shall use their commercially reasonable efforts to cause delivery of control or possession of the Transferred Assets to Purchaser as soon as practicable following Closing.

5.           Sellers’ Conditions Precedent.  Sellers’ obligations to consummate the Closing shall be conditioned upon the satisfaction or waiver of the following:

(a)           The representations, warranties, and covenants of Purchaser made herein shall have been true in all material respects when made and at all times after the date when made, to and including the Closing Date, with the same force and effect as if made on and as of each such times, including the Closing Date.

(b)           As of the Closing Date, neither the sale of the Transferred Assets by Sellers nor any of the transactions contemplated hereby is prohibited by any stay or injunction in any litigation, governmental action, or other proceeding, including, without limitation, the “automatic stay” under 11 U.S.C. § 362 in any pending case under title 11 of the United States Code by or against Debtor.

(c)           Purchaser shall have paid the First Tranche of the Purchase Price.

(d)           Original counterparts of the Warrants shall have been duly executed and delivered by Purchaser, shall have been delivered to Agent or its counsel, shall be in full force and effect and shall be in form and substance satisfactory to Sellers.

(e)           There has not occurred any material adverse change in Purchaser.

(f)           The Closing occurs on or before October 31, 2010.

6.           Purchaser’s Conditions Precedent.  Purchaser’s obligations to consummate the Closing shall be conditioned upon the satisfaction or waiver of the following:

(a)           The representations, warranties, and covenants of Sellers made herein shall have been true in all material respects when made and at all times after the date when made, to and including the Closing Date, with the same force and effect as if made on and as of each such times, including the Closing Date.

(b)           As of the Closing Date, neither the sale of the Transferred Assets by Sellers nor any of the transactions contemplated hereby is prohibited by any stay or injunction in any litigation, governmental action, or other proceeding, including, without limitation, the “automatic stay” under 11 U.S.C. § 362 in any pending case under title 11 of the United States Code by or against Debtor.

(c)           Sellers and Purchaser shall have executed and delivered to Purchaser the Bill of Sale, the Patent Transfer Statement and the Trademark Transfer Statement.

(d)           Third party consents to the assignment of any material contracts have been obtained.

(e)           Purchaser has successfully renegotiated the Rutgers’ licenses on terms satisfactory to Purchaser.

(f)           There has not occurred any material adverse change in the Transferred Assets.

7.           Representations and Warranties of Sellers.  Except as to each Seller’s representations and warranties as to due authority and the like as expressly provided below, the Transferred Assets are being sold “as is,” and “where is” with no express or implied representation and warranties of any kind, nature, or type whatsoever from, or on behalf of, such Seller.  Notwithstanding the foregoing, each Seller severally, but not jointly, represents and warrants to Purchaser, as follows:

(a)           Such Seller (i) is duly incorporated or organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization, as applicable; and (ii) has all requisite power and authority to execute, deliver, and perform the transactions contemplated hereby.

(b)           The execution, delivery, and performance by such Seller of this Agreement and the consummation of the transaction contemplated hereby are within the power of such Seller and have been duly authorized by all necessary actions on the part of such Seller.  The execution of this Agreement by such Seller constitutes, or will constitute, a legal valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)           To such Seller’s knowledge, no consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over such Seller (or any of its properties) is required for (i) such Seller’s execution and delivery of this Agreement (and each agreement executed and delivered by it in connection herewith) or (ii) the consummation by such Seller of the transactions contemplated by this Agreement (and each agreement executed and delivered by it in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable) and is still in full force and effect.

(d)           No person or entity acting on behalf of such Seller or any of its affiliates or under the authority of any of them is or will be entitled to any brokers’ or finders’ fee or any other commission or similar fee, directly or indirectly, from Seller or any of its affiliates in connection with any of the transactions contemplated hereby, except for Emmes Group.

(e)           Such Seller holds a security interest in the Transferred Assets, and to such Seller’s knowledge, based solely upon the results of Uniform Commercial Code search requests of the offices of the Secretary of State of the States of Delaware and California, both certified on September 16, 2010, there are no outstanding security interests of record that are superior to the security interests of such Seller in the Transferred Assets.

(f)           Debtor is in default of its obligations to such Seller, and such Seller is entitled to sell the Transferred Assets under the terms of the Loan Agreement, the provisions of the CUCC, and other applicable laws.

(g)           The disposition of the Transferred Assets effected by this Agreement and the other documents and instruments executed and delivered in connection herewith transfer to Purchaser all of Debtor’s rights therein, discharges such Seller’s security interest therein (except for new security interests granted by Purchaser as set forth in Section 13 of this Agreement), and discharges any security interests or liens subordinate to the security interest of such Seller.

(h)           Such Seller has complied in all material respects with the relevant provisions of the CUCC, including without limitation the requirements of Chapter 6 thereof, to transfer Debtor’s right, title and interest in and to the Transferred Assets to Purchaser in accordance with the provisions of this Agreement.

8.           Representations and Warranties of Purchaser.  Purchaser represents and warrants to Sellers, as follows:

(a)           Purchaser (i) is a duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power and authority to execute, deliver, and perform the transactions contemplated hereby.

(b)           The execution, delivery, and performance by Purchaser of this Agreement and the consummation of the transaction contemplated hereby are within the power of Purchaser and have been duly authorized by all necessary actions on the part of Purchaser.  The execution of this Agreement by Purchaser constitutes, or will constitute, a legal valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)           No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Purchaser (or any of its properties) is required for (i) Purchaser’s execution and delivery of this Agreement (and each agreement executed and delivered by it in connection herewith) or (ii) the consummation by Purchaser of the transactions contemplated by this Agreement (and each agreement executed and delivered by it in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable) and is still in full force and effect.

(d)           No person or entity acting on behalf of Purchaser or Seller or any of its affiliates or under the authority of any of them is or will be entitled to any brokers’ or finders’ fee or any other commission or similar fee, directly or indirectly, from Purchaser or any of its affiliates in connection with any of the transactions contemplated hereby.

(e)           Purchaser has inspected and evaluated the Transferred Assets and is aware of and relies solely on the representations and warranties of Sellers contained herein and Purchaser’s knowledge of the value and condition of the Transferred Assets.  Purchaser is familiar and sophisticated with respect to the Transferred Assets.  Purchaser has conducted all inspections, reviews and/or other due diligence deemed to be necessary and appropriate by Purchaser with respect to the Transferred Assets (including with respect to any pending litigation, threatened or potential inquiry, claim, investigation, litigation, proceeding or decree by any federal, state or local authority, or administrative agency, or any private party against or relating to the Transferred Assets, including with respect to any claim that the Transferred Assets infringe any third party’s intellectual property rights), and has made an informed and independent decision with respect to this Agreement.

(f)           Sellers have not made any representation, warranty, statement of fact, or expression of opinion to Purchaser with regard to the Transferred Assets, except as stated herein, and Sellers are not now and were not previously under any duty to do so.

9.           Expenses.  Except as set forth in Section 10, each party to this Agreement shall be responsible for all costs and expenses incurred or expended in connection with the transactions contemplated by this Agreement.

10.           Transfer Taxes.  Purchaser shall be responsible for the payment of all sales, use, value-added, gross receipts, excise, registration, stamp, duty, transfer and other similar taxes or governmental fees relating to the transfer of the Transferred Assets contemplated by this Agreement.  In addition, Purchaser shall be responsible for the payment of all costs and expenses relating to the transfer to Purchaser of the Transferred Assets (e.g., packaging, shipping, freight, delivery and the like); provided, however, that Purchaser shall not be responsible for any costs or expenses relating to the storage of the Transferred Assets or for the transfer of the Transferred Assets prior to Closing.  On the Closing Date, Purchaser shall remit to Sellers any sales tax due as a result of the transactions contemplated by this Agreement.  Sellers hereby agree to file all necessary documents with respect to such amounts in a timely manner.

11.           Notices.  Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing, and shall be deemed given when personally delivered to a party set forth below or when sent by facsimile providing a transmission confirmation (provided that such notice is immediately sent by a recognized overnight delivery service), or three (3) days after mailed by first class mail, registered, or certified, return receipt requested, postage prepaid, or when delivered by nationally-recognized overnight delivery service, with proof of delivery, delivery charges prepaid, in any case addressed as follows:

To VLL4 & VLL5:	Venture Lending & Leasing IV, Inc.
Venture Lending & Leasing V, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131
Attention: Chief Financial Officer
Fax: (408) 436-8625

To SVB:	Silicon Valley Bank
2400 Hanover Street
Palo Alto, CA 94304
Attention: Bellet Eliasnia
Fax: (650) 320-0016

To Purchaser:	Xenogenics Corporation
68 Cumberland Street, Suite 301
Woonsocket, RI 02895
Tel.: (401) 762-0045
FAX: (401) 762-0098
Attention: W. Gerald Newmin, Chairman & CEO

12.           Covenants of Purchaser.  Purchaser shall exercise, and shall require that all its affiliates, sub-licensees, partners, and acquirers use, Good Faith Reasonable Efforts (as defined below) in developing and commercializing Debtor’s bioabsorbable stent and related technology and intellectual property acquired by Purchaser pursuant to the terms of this Agreement and the documents and instruments executed and delivered in connection with this Agreement.  “Good Faith Reasonable Efforts” shall mean: (i) those efforts that are similar to the efforts used by medical device companies generally in relation to other products under similar commercial circumstances that have similar commercial value, status, and potential to the bioabsorbable stent of Debtor acquired by Purchaser; and, (ii) achieving the following development milestones for the Generation 2 device included in the Transferred Assets: (a) restart manufacturing and produce a device within 12 months from date of execution of this Agreement; (b) initiate an animal study within 18 months from date of execution of this Agreement; (c) make a regulatory submission to support a human use clinical trial within 24 months from date of execution of this Agreement; (d) initiate a human use clinical trial within 36 months from date of execution of this Agreement; and (e) make a regulatory submission or equivalent for marketing approval for use in humans within 48 months from date of execution of this Agreement. Purchaser agrees to promptly notify Agent after Purchaser achieves or fails to achieve each of the preceding development milestones within the specified time periods.  Upon reasonable prior notice at reasonable times during normal business hours, Purchaser hereby authorizes Agent and each Seller’s officers, employees, representatives and agents to inspect the Transferred Assets and to discuss the Transferred Assets and the records relating thereto with Purchaser’s officers.

Notwithstanding anything to the contrary contained in this Agreement, Purchaser’s failure at any time to exercise Good Faith Reasonable Efforts shall result in all Milestone Payments not already paid by Purchaser to become immediately due and payable to Sellers; provided, however, that in the event Purchaser or its affiliates, sublicensees, partners or acquirers fails to use Good Faith Reasonable Efforts developing and commercializing the bioabsorbable stent and related technology and intellectual property of Debtor acquired by Purchaser due to Technical Difficulties (as defined below) or Financial Hardship (as defined below), Purchaser or its affiliates, sublicensees, partners or acquirers can elect to: (i) pay all remaining Milestone Payments due to Sellers and continue commercialization efforts, or (ii) assign all Intellectual Property (as defined below) in favor of Sellers and cease all development and commercialization efforts. As used herein the term “Technical Difficulties” shall mean (i) reasons of force majeure, or (ii) the uncovering of an unforeseen technical problem not the result of a lack of technical skill due to the hiring of personnel inexperienced in the design, development and commercialization of stents used in interventional cardiology and peripheral vasculature applications; the term “Financial Hardship” shall mean the failure by Purchaser or its affiliates, sublicensees, partners or acquirers to maintain at all times at least $250,000 net cash; and the term “Intellectual Property” shall relate to Debtor’s stent, and related technology and intellectual property and any improvements thereof, and shall mean and include, without limitation, all: (i) copyrights, trademarks, patents, patent applications, including all issues, reissues, amendments divisions, continuations, continuations-in-part, and corresponding foreign counterparts; and (ii) product designs, documentation, drawings, schematics, formulations, SOPs, product concepts, manufacturing processes, custom manufacturing equipment designs, quality standards, clinical trial data, trade secrets, technical information relating to ongoing research and development, business strategies, marketing plans, customer lists, and financial data.

13.          Security Interest.  To secure Sellers’ rights to receive the Second Tranche of the Purchase Price and the Third Tranche of the Purchase Price, as well as Sellers’ rights to receive the First Milestone Payment, the Second Milestone Payment and the Third Milestone Payment, Purchaser hereby grant to each Seller and Agent for the benefit of Sellers continuing security interests in all of the Transferred Assets and the Proceeds (as such terms is defined in the CUCC) thereof.  In connection with the foregoing, Purchaser authorizes Agent and/or Sellers to prepare and file any financing statements describing the Transferred Assets.  Purchaser agrees that Purchaser will do all things reasonably necessary to maintain, preserve, protect and keep the Transferred Assets in good working order, ordinary wear and tear excepted, utilize the Transferred Assets for their intended use (as the same may be modified), and use the Transferred Assets lawfully and, to the extent applicable, only as permitted by Purchaser’s insurance policies.  In addition, Purchaser agrees to (a) not create, incur, assume or permit to exist any lien, or grant any other Person a negative pledge, on any of the Transferred Assets, (b) maintain, or cause to be maintained, complete and accurate records relating to the Transferred Assets, and (c) obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by Purchaser, such insurance policies must be in form and substance satisfactory to Sellers, and shall list each Seller as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Sellers. Purchaser shall furnish to Sellers such endorsements, and upon Sellers’ request, copies of any or all such policies.  If an Insolvency Proceeding (as defined below) occurs with respect to Purchaser (or any successor), or Purchaser fails to timely pay the Second Tranche of the Purchase Price or the Third Tranche of the Purchase Price when due, or Purchaser fails to timely pay the First Milestone Payment or the Second Milestone Payment when due then any of the foregoing shall constitute a default and Agent and Sellers shall be entitled to exercise any or all of the rights and remedies available to a secured party under the CUCC or any other applicable law. As used herein, the term “Insolvency Proceeding” means with respect to Purchaser (or any successor) (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding up or relief of debtors with respect to Purchaser (or any successor), or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of Purchaser’s (or any successor’s) creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended.

14.          Miscellaneous.

(a)           Entire Agreement.  This Agreement, together with the schedules and exhibits attached hereto, constitutes the entire agreement of the parties hereto regarding the purchase and sale of the Transferred Assets, and all prior agreements, understandings, representations and statements, oral or written, are superseded hereby.

(b)           Captions.  Section captions used in this Agreement are for convenience only, and do not affect the construction of this Agreement.

(c)           Counterpart Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart thereof and shall be deemed an original signature for all purposes

(d)           Severability.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained in this Agreement.

(e)           Further Assurances.  At any time or from time to time after the Closing, Sellers shall, at the request and expense of Purchaser, execute and deliver such further instruments and documents as Purchaser may reasonably request as may be reasonably necessary to evidence or effect the consummation of the transactions contemplated by this Agreement.

(f)           Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Purchaser and Sellers.  No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(g)           Governing Law.  This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California (without reference to conflicts of law principles).

(h)           Waiver of Trial by Jury.  SELLERS, AGENT AND PURCHASER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  SELLERS, AGENT AND PURCHASER HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

(i)           Submission to Jurisdiction; Selection of Forum.  EACH PARTY HERETO (A) AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN (I) THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA, SAN JOSE DIVISION, OR IN THE EVENT THAT SUCH COURT LACKS SUBJECT MATTER JURISDICTION OVER THE ACTION OR PROCEEDING, (II) IN AN APPROPRIATE CALIFORNIA STATE COURT IN SAN JOSE, CALIFORNIA (SUCH FEDERAL OR STATE COURT IN SAN JOSE, CALIFORNIA IS HEREAFTER REFERRED TO AS THE “CHOSEN COURT”) AND (B) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURT, (C) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURT, (D) WAIVES ANY ARGUMENT THAT THE CHOSEN COURT IS AN INCONVENIENT FORUM OR DOES NOT HAVE JURISDICTION OVER ANY PARTY THERETO, AND (E) AGREES THAT SERVICE OR PROCESS UPON ANY PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 11 OF THIS AGREEMENT.

(j)           WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive.  The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed.  If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief.  The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings.  The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings.  The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge.  The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a).  Nothing in this paragraph shall limit the right of any party at any time to obtain provisional remedies.  The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

(k)           Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” shall mean “including without limitation”.

(l)           No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

(m)           Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.  Purchaser may not assign its rights or interests under this Agreement, or delegate all or any of its obligations or duties hereunder, without the prior written consent of Sellers.  Sellers may assign their rights and interests under this Agreement and may delegate all or any of their obligations or duties hereunder by providing Purchaser with written notice thereof.

(n)           Confidentiality.  Disclosure of the terms of this Agreement shall be governed by the Confidentiality Agreement executed prior to the date here among Purchaser and Sellers.

(o)           No Assumption of Liabilities.  For avoidance of doubt, Purchaser shall not assume any liabilities in connection with the acquisition of the Transferred Assets contemplated by this Agreement, including, without limitation, any of Debtor’s existing debts or any liabilities of Debtor arising prior to Closing.

(p)           IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY, OR ANY CUSTOMER OF PURCHASER OR OTHERS FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR SIMILAR DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF DATA, GOODWILL, REVENUE, PROFITS, LATENT DEFECTS, LOSS OF CAPITAL, CLAIMS FOR SERVICE INTERRUPTION, COSTS AND EXPENSES INCURRED IN THE REMOVAL OF TRANSFERRED ASSETS), ARISING OUT OF OR IN CONNECTION WITH PURCHASER’S OR ITS CUSTOMERS’ OR ANY OTHER PARTY’S USE, MAINTENANCE OR OPERATION OF ANY OF THE TRANSFERRED ASSETS, IRRESPECTIVE OF THE CAUSE OF ACTION OR THEORY UPON WHICH LIABILITY FOR SUCH DAMAGES MIGHT BE ALLEGED, INCLUDING BUT NOT LIMITED TO, INFRINGEMENT, MISAPPROPRIATION, NEGLIGENCE, OR OTHER TORT, BREACH OF CONTRACT OR WARRANTY (EXPRESS OR IMPLIED), STRICT LIABILITY OR OTHERWISE, WHETHER AT LAW, IN EQUITY OR OTHERWISE, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM FOR DAMAGES.

15.          Purchaser’s Right of Setoff.  Upon notice to Sellers specifying in reasonable detail the basis for setoff, Purchaser may setoff any amount to which it may be entitled as a result of (i) the inaccuracy of any representation or the breach of any warranty made by Sellers herein or (ii) any failure by Sellers to conduct the private disposition of the Transferred Assets in substantial compliance with Section 9610 of the CUCC, in each case, against the remaining payments due under Sections 2(a), 2(c), 2(d) and 2(e) hereof, with such setoffs to be applied ratably to the remaining payments due to Sellers at the time of such setoff.  The foregoing right of setoff shall be the exclusive monetary remedy of Purchaser with respect to claims for damages in connection with the inaccuracy of any representation or the breach of any warranty made by Sellers herein or any failure by Sellers to conduct the private disposition of the Transferred Assets in substantial compliance with Section 9610 of the CUCC.  The remedy provided in this Section 15 shall terminate on the date that is eighteen (18) months from the date hereof.

(The remainder of this page is intentionally left blank.  The signature page follows.)

IN WITNESS WHEREOF, Purchaser, Agent and Sellers have caused this Agreement to be executed as of the day and year first above written.

SELLERS:

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Its:

VENTURE LENDING & LEASING V, INC.,
as Agent and as a Seller

By:
Name:
Its:

SILICON VALLEY BANK

By:
Name:
Its:

PURCHASER:

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Its: Chairman & CEO

EXHIBIT “A”

COPY OF PEACEFUL FORECLOSURE AGREEMENT

September 29, 2009

VIA EMAIL

Bioabsorbable Therapeutics, Inc.

Re:         Repossession of Collateral

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement and Supplement thereto, both dated as of March 18, 2008 (referred to herein together, and as the same have been amended, restated, supplemented and modified from time to time, as the “Loan Agreement”), among Bioabsorbable Therapeutics, Inc. (“Borrower”), Venture Lending & Leasing IV, Inc. (“VLL4”), Venture Lending & Leasing V, Inc. (“VLL5”) and Silicon Valley Bank (“SVB”).  VLL4, VLL5 and SVB are sometimes referred to hereinafter collectively, as the “Lenders” and VLL5, in its capacity as collateral agent for the Lenders under the Loan Agreement is sometimes referred to herein as “Agent.”  All capitalized terms not otherwise defined in this letter have the meanings ascribed to them in the Loan Agreement

Under the terms of the Loan Documents, Borrower granted to each Lender and Agent for the benefit of the Lenders security interests in all existing and after acquired personal property of Borrower, including, but not limited to, all accounts, contract rights, general intangibles, intellectual property, inventory, equipment, fixtures, securities, investment property, cash, deposit accounts, goods and any interests therein and all proceeds of the foregoing (defined in the Loan Agreement as the “Collateral”), as security for Borrower’s obligations and indebtedness under the Loan Agreement and the other Loan Documents (the “Obligations”).

This agreement for peaceful re-possession and foreclosure is entered into with respect to the Loan Agreement, under which Borrower is presently in default.  In the course of discussions among Borrower and Lenders over the past several months, Borrower has indicated that it has made extensive efforts, without success, to find an acquirer for Borrower or its assets and to raise additional capital, and that Borrower’s existing investors are unwilling to provide any new financing.  Due to the inability to obtain additional equity or debt financing, Borrower has ceased operations.  Borrower does not have the ability to pay all of its Obligations to Lenders under the Loan Agreement or to its trade creditors.  Borrower’s Board of Directors has determined that there is not likely to be any value for equity holders, and that it is in the best interest of Borrower’s creditors to wind down operations and minimize further expenses.

In consideration of the foregoing, the parties hereto agree as follows:

1.           Borrower is now in default of its Obligations to Lenders, including defaults under Sections 7.1(a) and 7.1(c) of the Loan Agreement, and as a result of such defaults all Obligations of Borrower to each Lender are now due and payable in full.  Without limiting the effect of prior notices of default and acceleration to Borrower, each Lender hereby confirms and declares such Events of Default exist, and accelerates all of the Obligations.

2.           As of the date hereof, the aggregate outstanding amount of Borrower’s Obligations to VLL4 is approximately $1,219,628.10, the aggregate outstanding amount of Borrower’s Obligations to VLL5 is approximately $1,219,628.10, and the aggregate outstanding amount of Borrower’s Obligations to SVB is approximately $946,168.56.  Such amounts exclude any interest, costs, expenses, and professional fees which may have been incurred or may hereafter accrue.  Borrower and Lenders have reason to believe, based on Borrower’s having engaged the services of an investment banker to find an acquirer for Borrower or its assets, that the aggregate value realizable for the Collateral is substantially less than the aggregate amount of the Obligations presently due and owing to Lenders under the Loan Documents.

3.           Pursuant to the provisions of the Loan Documents and Division 9 of the California Commercial Code (“CUCC”), Borrower shall immediately, following demand from Agent or the Lenders, either make available or deliver to Agent and Lenders, as secured parties: (i) custody and possession of all of the Collateral whether located at 959 Hamilton Ave., Menlo Park, CA 94025 (the “Premises”) or elsewhere, including receivables collections, cash on hand and on deposit in banks, all securities (including share certificates for each subsidiary of Borrower, if any), and all equipment, software, source code and related documentation; and (ii) all books and records pertaining to the Collateral of all types, wherever located, including any computer records (including passwords and source codes) and books concerning accounts receivable, for the purpose of collecting and holding the same, preparing the Collateral for collection, sale or other disposition, and conducting such sale or disposition, provided that Borrower, upon reasonable notice and for a proper purpose, shall have access to, and the ability to make copies of, such records and books.

4.           Borrower hereby authorizes Agent and each Lender, directly or through their agents, to obtain possession of all inventory, goods, fixtures, equipment and other Collateral for the purposes of: (a) taking custody and possession of the Collateral; (b) operating and using the Collateral to finish work in progress, and to convert raw materials to finished goods; (c) operating the Collateral for the purpose of maintaining and preserving its value and physical condition; and (d) preparing the Collateral for sale or other disposition, and conducting such sale or other disposition pursuant to such Lender’s rights under the Loan Agreement and applicable law. In furtherance of the foregoing, Borrower authorizes Agent and each Lender, directly or through their agents, to enter into and use any business premises, subject to the terms of any lease therefor, but without any payment to Borrower for use and occupancy.  Agent and Lenders may contact the landlord/agent/operator for the Premises or any other location at which the Collateral is located in order to work with such person to secure the Collateral.

5.           Borrower authorizes Agent and Lenders (but only to the extent that Borrower has the right to do so), in their sole discretion, to change the locks on any business premises, to inform any security or burglar alarm system agency of its right to use the Premises, to post a guard on the Premises, to arrange for such fire and other insurance coverages as any one of them deems appropriate, to remove the Collateral from any premises, to move the Collateral to a safe location, to do such other acts as they reasonably deems necessary to protect the Collateral from damage or waste, and to secure their possession and custody thereof, all as reasonable expenses of retaking and preparing the Collateral for sale or disposition.

6.           Borrower acknowledges that, except as otherwise expressly agreed herein, Agent and Lenders have no other duty with respect to custody and care of the Collateral other than their duty under applicable law to use reasonable care in the custody and preservation of the same, and that Agent and each Lender has no responsibility for any tangible Collateral until physical possession thereof has been taken.  Agent and Lenders shall have no obligation to maintain or preserve the rights of Borrower in the Collateral against the claims of third parties.

7.           Borrower hereby acknowledges that Agent and each Lender has not made any commitment with respect to its method of disposing of the Collateral other than their obligations under California law to do so in a commercially reasonable manner to the extent required under the CUCC.  Borrower hereby waives its rights to notice of any private sale under Section 9611 of the CUCC, and waives its right to redeem the Collateral under Section 9623 of the CUCC.  Notwithstanding any other provision of the Loan Documents with respect to notice, Borrower hereby waives any further notice of sale or other disposition to the extent permitted under applicable law, and agrees that Agent and Lenders shall not be required to give Borrower notice of any proposed sale, lease, election to retain, or other disposition of the Collateral.

8.           This agreement shall in no way impair or limit any rights or remedies which Agent and Lenders may have under the Loan Documents or applicable law, all of which are cumulative and not alternative, including, without limitation, rights and remedies which they may have against the Collateral.  Agent and each Lender hereby reserves all of its rights described in the preceding sentence.  Nothing in this agreement shall limit Agent’s and each Lender’s rights to take possession of, or any of Agent’s and such Lender’s other rights with respect to, the Collateral, including Collateral covered by any financing statement filed pursuant to the CUCC or the Uniform Commercial Code adopted in any jurisdiction.  Agent, Lenders and Borrower agree that all cash from collections and realizations upon Collateral shall be applied to payment and satisfaction of the Obligations in the manner prescribed in the Loan Agreement and by applicable law, and that if and to the extent Lenders receive upon sale or other disposition of the Collateral any noncash consideration, such as promissory notes or illiquid securities of a purchaser, it shall not be commercially unreasonable for Lenders to hold such noncash consideration until the same can be reduced to cash in a commercially reasonable manner, at which time Lenders shall apply such proceeds to the remaining outstanding Obligations and pay over the excess, if any, to Borrower or such other person(s) as may be entitled thereto in accordance with applicable law.

9.           Borrower hereby agrees that, in consideration of the facts recited herein, the forbearances previously provided to Borrower and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event that:

(a)           Borrower (i) hereafter files with any bankruptcy court of competent jurisdiction or becomes the subject of any petition under Title 11 of the United States Code, as amended, (ii) becomes the subject of any order for relief issued under such Title 11 of the United States Code, as amended, (iii) files or becomes the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, (iv) seeks or consents to or acquiesces in the appointment of any trust, receiver or liquidater for itself or for any substantial portion of its assets, (v) becomes the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debtors; and

(b)           as a result of any of the matters set forth in (a) above, Agent’s and Lenders’ ability to repossess and/or compete a private sale or sale at foreclosure or other conveyance of the Collateral or to exercise or enforce any of its or their rights or remedies under the Loan Documents at law or in equity is interfered with, impeded or otherwise impaired because of a stay of such repossession, sale or conveyance in such proceeding, then in any such event Borrower agrees that Agent and Lenders have good cause for relief from any automatic stay imposed by Section 362 of Title 11 of the United States Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to Agent and Lenders as provided in the Loan Documents or as otherwise provided by law, and in the event of the occurrence of any of the events described in clauses (a)(i) through (a)(v) above, Borrower will not take any action to impede, restrain or restrict Agent’s and Lenders’ rights and remedies under this agreement or otherwise, whether under Sections 105 or 362 of Title 11 of the United States Code or otherwise. In addition, Borrower waives the right to extend the one hundred twenty (120) day period under which a debtor has the exclusive right to file a plan of reorganization in any case involving it as debtor under Title 11 of the United States Code.

10.           If at any time after the deemed payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, avoided, rescinded or reduced in amount, or must otherwise be restored or returned by any Lender, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise then Borrower’s Obligations under the Loan Agreement shall be reinstated and revived, all as though such acceptance, foreclosure, payment or performance had not been made.

11.           In consideration of the forbearances previously provided to Borrower, Borrower hereby, for itself, its affiliates, partners, agents, successors, administrators and assigns, releases, acquits and forever discharges Agent and each such Lender, their past or present directors, managers, officers, employees, agents, affiliates, attorneys, shareholders, successors and assigns (“Released Parties”), and each of them, separately and collectively, of and from any and all claims, actions, causes of action, counterclaims, liabilities, suits, debts, offsets, setoffs, losses, liens, demands, rights, obligations, defenses, damages, costs, attorneys’ fees, interest, loss of service, expenses and compensation, known or unknown, fixed or contingent, and defenses of every nature and kind whatsoever existing as of the date hereof (“Claims”), which Borrower might have had in the past, or now has, including, without limitation, any Claims relating to and in any way connected with: the Loan Agreement, the Loan Documents, the related agreements thereto, and the lending relationship between Borrower and the Released Parties as of the date hereof, but excluding any claims relating to Agent’s or such Lender’s breach of this agreement or claims arising after the date of this agreement.

Furthermore, Borrower further agrees never to commence, aid or participate in, either directly or indirectly (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action, defense or other proceeding based in whole or in part on the Claims being waived hereunder.

Borrower expressly understands and acknowledges that it is possible that unknown losses or Claims exist or that present losses or Claims may have been understated in amount or severity, and it explicitly took that into account in determining the consideration to be given for this release, and a portion of said consideration and the mutual covenants contained herein, having been bargained for between the parties with the knowledge of the possibility of such unknown Claims, were given in exchange for a full accord, satisfaction and discharge of all such Claims. Consequently, in furtherance of this general release, Borrower acknowledges and waives the benefits of California Civil Code section 1542 (and all similar ordinances and statutory, regulatory, or judicially created laws or rules of any jurisdiction) which provides:

A GENERAL RELEASE DOES NOT EXTEND TO ANY CLAIM WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXISTS IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Borrower agrees that the agreements contained herein are intended to be in full satisfaction of any alleged injuries or damages of Borrower.  Borrower has consulted with legal counsel prior to signing this release or has had an opportunity to obtain such counsel and knowingly chose not to do so, and execute such release voluntarily with the intention of fully and finally extinguishing all disputes between the parties hereto.

Borrower acknowledges that it is relying on no written or oral agreement, representation or understanding of any kind made by Agent and Lenders or any employee, attorney or agent of Agent or Lenders.

12.           Borrower hereby represents and warrants to Agent and the Lenders that: Borrower has full corporate power and authority to execute and deliver this agreement, and to perform the obligations of its part to be performed hereunder; Borrower has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this agreement; no consent, approval or authorization of any person or entity (other than any of the foregoing as has been obtained by Borrower) is or will be required in connection with the execution or delivery by Borrower of this agreement; and this agreement is, or upon delivery hereof to Lenders will be, the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.  Each of Agent and Lenders hereby represents and warrants to Borrower that: it has full corporate power and authority to execute and deliver this agreement, and to perform the obligations of its part to be performed hereunder; it has taken all necessary action, corporate or otherwise, to authorize the execution and delivery of this agreement; no consent, approval or authorization of any person or entity (other than any of the foregoing as has been obtained by it) is or will be required in connection with the execution or delivery by it of this agreement; and this agreement is, or upon delivery hereof to Borrower will be, its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

13.           This agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any party may execute this agreement by facsimile signature or scanned signature in PDF format, and any such facsimile signature or scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the parties is hereby authorized to rely thereon.  This agreement shall be governed by the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

remainder of this page intentionally left blank; signature page follows

If you agree to the terms of this agreement, please indicate your agreement by signing and returning the enclosed copy of this letter.

Very truly yours,

VENTURE LENDING & LEASING IV, INC.

By:	/s/
Name: Maurice Werdegar
Title: President

VENTURE LENDING & LEASING V, INC.

By:	/s/
Name: Maurice Werdegar
Title: President

SILICON VALLEY BANK

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

BIOABSORBABLE THERAPEUTICS, INC.

By:
Name:
Title:

If you agree to the terms of this agreement, please indicate your agreement by signing and returning the enclosed copy of this letter.

Very truly yours,

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Title:

VENTURE LENDING & LEASING V, INC.

By:
Name:
Title:

SILICON VALLEY BANK

By:	/s/
Name:Bellet Elirsnia
Title: Advisor III

ACKNOWLEDGED AND AGREED:

BIOABSORBABLE THERAPEUTICS, INC.

By:
Name:
Title:

If you agree to the terms of this agreement, please indicate your agreement by signing and returning the enclosed copy of this letter.

Very truly yours,

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Title:

VENTURE LENDING & LEASING V, INC.

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

BIOABSORBABLE THERAPEUTICS, INC.

By:	/s/
Name:	Patrick Rivelli
Title:	President and CEO

EXHIBIT “B”

TRANSFERRED ASSETS

The term “Transferred Assets” is defined on Exhibit A to the Bill of Sale attached as Exhibit “C” to this Agreement.

Bioabsorbable Therapeutics, Inc.

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
589318001/00	European Patent Convention	PCT	Published	7753611.8	20-Mar-2007	IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	This application is based on PCT/US2007/007001 filed 03/20/2007 which is based on USSN 11/389,434 filed 03/23/2006. 07/23/09- CPA’s confirmation of payment/renewal certificate [5/28/09]	Varshney, Sunil K.; Hnojewyj, Olexander; Zhang, Jianxin; Rivelli, Patrick A.
									Action Due	DueDate
									Annuity Due	20-Mar-2010
589318001/00	Patent Cooperation Treaty	ORD	National	PCT/US2007/007001	20-Mar-2007	IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	EPO Allotted Application No. 07753611.8 This application is based on USSN 11/389,434 filed 03/23/2006.	Varshney, Sunil K.; Hnojewyj, Olexander; Zhang, Jianxin; Rivelli, Patrick A.
589318001/	United States of America	ORD	Abandoned	11/389,434	23-Mar-2006	IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	Allow to lapse in favor of CON 12/484,102 filed 06/12/2009 - 06/16/2009.	Varshney, Sunil K.; Hnojewyj, Olexander; Zhang, Jianxin; Rivelli, Patrick A.
Assignment Date: June 19, 2006 Reel/Frame: 017819/0451
589318001/00	United States of America	CON	Pending	12/484,102	12-Jun-2009	IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	The US examiner has indicated the claims have been allowed. This application is a CON of USSN 11/389,434 filed 03/23/2006.	Varshney, Sunil K.; Hnojewyj, Olexander; Zhang, Jianxin; Rivelli, Patrick A.
589318002/00	Patent Cooperation Treaty	ORD	Expired	PCT/US2007/015811	10-Jul-2007	DRUG DELIVERY POLYANHYDRIDE COMPOSITION AND METHOD	Rec’d client instructions to wait for the 31- Months (Feb. 14, 2009) for further instruction - 01/12/2009. This application is based on USSN 11/486,501 filed 07/14/2006.	Hnojewyj, Olexander; Rivelli Jr., Patrick; Shaffer, Tony B.

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
589318002/	United States of America	ORD	Published	11/486,501	14-Jul-2006	DRUG DELIVERY POLYANHYDRIDE COMPOSITION AND METHOD		Hnojewyj, Olexander; Rivelli Jr., Patrick; Shaffer, Tony B.
									ActionDue	DueDate 23-Sep-2009 23-Oct-2009 23-Nov-2009
File Response [PTA]
File Response (1st ext) [PTA]
File Response (2nd ext) [PTA]
									File Resp (2-wk adv to Final)	09-Dec-2009
									File Response [PTA] LD	23-Dec-2009
									File Pet. to Revive (1-mo adv)	23-Aug-2010

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
									File Petition to Revive	23-Sep-2010
Assignment Date: July 14, 2006 Reel/Frame: 018112/0074
589318003/00	Canada	PCT	Pending	2667325	23-Oct-2007	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	This application is based on PCT/US2007/022540 filed 10/23/2007 which is based on USSN 60/853,847 filed 10/23/2006.	Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
									ActionDue	DueDate 23-Oct-2009 23-Oct-2012
Annuity Due
Request Exam. (Deadline)
589318003/00	European Patent Convention	PCT	Published	7867274.8	23-Oct-2007	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	This application is based on PCT/US2007/022540 filed 10/23/2007 which is based on USSN 60/853,847 filed 10/23/2006.	Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
									ActionDue	DueDate 23-Oct-2009 15-Jan-2010
Annuity Due
Record in Hong Kong Deadline
589318003/00	Japan	PCT	Pending	2009534632	23-Oct-2007	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	Bioabsorbable ID No. 509114767 This application is based on PCT/US2007/022540 filed 10/23/2007 which is based on USSN 60/853,847 filed 10/23/2006.	Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
									ActionDue	DueDate
									Deferred Exam	23-Oct-2010
									Request Exam. Deadline	23-Oct-2010
									Request Exam. (Deadline)	23-Oct-2014

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
589318003/00	Patent Cooperation Treaty	ORD	National	PCT/US2007/022540	23-Oct-2007	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	Rec’d client instructions to file in CA, EP, JP and US - 04/10/2009. This application is based on USSN 60/853,847 filed 10/23/2006.	Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
589318003/	United States of America	PRO	Expired	60/853,847	23-Oct-2006	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER		Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
Assignment: September 21, 2007 Reel/Frame: 019861/0916
589318003/00	United States of America	PCT	Pending	12/446,498	21-Apr-2009	A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	This application is based on PCT/US2007/022540 filed 10/23/2007 which is based on USSN 60/853,847 filed 10/23/2006.	Hnojewyj, Olexander; Rivelli, Patrick A.; Shaffer, Tony B.; Cheung, David
589318005/ 00	Patent Cooperation Treaty	ORD	Published	PCT/US2009/000187	12-Jan-2009	BRAIDED, BIODEGRADABLE STENTS AND METHODS	This application is based on USSN 61/020,636 filed 01/11/2008.	Hnojewyj, Olexander; Rivelli Jr., Patrick; Ophir, Zohar; Jaffe, Michael; Shaffer, Tony B.; Leopold, Phillip M.; Leopold, Andrew R.; Cheung, David

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
									ActionDue	DueDate 11-Sep-2009 11-Oct-2009
Chapter I Due(Nat’l Filing)
1st Opinion from PCT
									Article 34 Amendments Due	11-Nov-2009
									Chapter II/Exam Fee Due Rule54	11-Nov-2009
									2nd Opinion from PCT	11-Dec-2009
									Final Response to Opinions	11-Feb-2010
									Examination Report from PCT	11-May-2010
									Chapter I Due (Extended)	11-Jul-2010
									Chapter II Due (Nat’l Filing)	11-Jul-2010
									Chapter II 31st Month Deadline	11-Aug-2010
589318005/	United States of America	PRO	Form Filed	61/020,636	11-Jan-2008	BRAIDED, BIODEGRADABLE STENTS AND METHODS	Rec’d client instructions to filed a U.S. Utility and a PCT application choosing the EPO as the ISA - 11/25/2008.	Hnojewyj, Olexander; Rivelli Jr., Patrick; Ophir, Zohar; Jaffe, Michael; Shaffer, Tony B.; Leopold, Phillip M.; Leopold, Andrew R.; Cheung, David

Matter Number	Country	Case Type	Status	Application No.	Filing Date	Title	Remarks	Inventors
589318005/00	United States of America	PRO	Pending	61/143,883	12-Jan-2009	BRAIDED, BIODEGRADABLE STENTS AND METHODS		Hnojewyj, Olexander; Rivelli Jr., Patrick; Ophir, Zohar; Jaffe, Michael; Shaffer, Tony B.; Leopold, Phillip M.; Leopold, Andrew R.; Cheung, David
									ActionDue	DueDate
									Corrected App. Due from Client	12-Dec-2009

									US Filing Deadline	12-Jan-2010
									Foreign Filing Deadline	12-Jan-2010

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
✓ TBS 100	TONY SHAFFER	N/A * ENTERED 7/6/06 [initials]	[initials]			* PRE - SOP-0006
1	* (PRE-SOP-0006) JOSEPH KARRATT	7/6/06	[initials]			* RETROSPECTIVELY ASSIGNED
2 *	(PRE SOP-0006) OLEX HNOJEWYJ	7/6/06	[initials]			* RETROSPECTIVELY ASSIGNED
3	JOSEPH KARRATT	7/6/06	[initials]			
4	OLEX HNOJEWYJ	7/6/06	[initials]			
✓ 5	DAVID CHEUNG	7/6/06	[initials]	1/26/07	9/9/09 [initials]	* BOOK STARTED PRE SOP-0006 ON 11/15/05. BOOK # ASSIGNED 7/6/06 [initials] 7/6/06
✓ 6 *	JOSEPH TOLENTINO	8/30/06	[initials]	5/6/04	5/6/08	* NOT ASSIGNED UNTIL 8/30/06
✓ 7	JOBERT BALCETA	7/6/06	[initials]	9/9/05	9/9/05 [initials]	

Page: 1

Initial/date: [initials] 7/6/06

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

	Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
✓	8	EDNA CHISPA	7/6/06	[illegible]	5/6/08	5/6/08	
✓	9	SCOTT BURGESS	9/25/06	[illegible]	11/3/08	11/3/08	
	10	RICHARD CHECCHI	12/11/06	[illegible]	11/14/08	N/A [illegible]	NOTEBOOK NOT USED UPON [illegible] DEPARTURE 4/14/08
	11	ALEC PIPLANI	1/9/07	[illegible]			
✓	12	DAVID CHEUNG	2/1/07	[illegible]	9/9/09	9/9/09 [illegible]	
✓ [illegible] 2/16/07	14 ~~13~~	BRUCE ADDIS	2/16/07	[illegible]	9/9/09	9/9/09 [illegible]	## 13 - SKIPPED [illegible] 2/16/07
✓	15	Edna Chispa	5/17/07	DBQ			
✓	16	Tony Shaffer	5/17/07	DBQ			

Page: 2
Initial/date: [illegible] 7/6/06

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

	Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
✓	17	Joseph Tolentino	5/17/07	DBQ	9/9/09	9/9/09 (initials)	
✓	18	FTIR (0194)	5/30/07	DBQ	9/9/09	9/9/09 (initials)	Tony Shaffer
✓	19	Dinah Quiachon	6/27/07	DBQ	9/9/09	9/9/09 (initials)	
✓	20	Donnah Quiachon	6/27/07	DBQ	11/13/08	11/13/08	
✓	21	Janet Cunningham	6/28/07	DBQ			
✓	22	Chuck Howard	8/6/07	DBQ	9/9/09	9/9/09 (initials)	
✓	23	Fatigue Tester	8/10/07	DBQ	9/8/09	9/9/09 (initials)	
	24	Olex Hnojewyj	8/22/07	DBQ			* Retrospectively assigned pre-Sep 2006

Page: __________

Initial/date: ______________

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

	Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
	25	Alec Piplani	10/3/07	DBQ			
✓	26	Matt Davila	10/9/07	DBQ	9/9/09	9/9/09 [illegible]	
✓	27	Dinah Quachon	11/15/07	DBQ	9/9/09	9/9/09 [illegible]	
✓	28	David Cheng	1/3/08	DBQ	9/9/07	9/9/09 [illegible]	
	29	Olex Hnojewskyj	2/6/08	DBQ			
✓	30	Bruce Addis	2/20/08	DBQ	9/9/09	9/9/07 [illegible]	
✓	31	Paul Meyer	3/3/08	DBQ	9/9/09	9/9/09 [illegible]	
✓	32	Dinah Quachon	3/10/08	DBQ	9/9/09	9/9/09 [illegible]	

Page: __________
Initial/date: ______________

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
33	Matt Davila	4/10/08 DBQ	DBQ			
34	Alec Piplani	4/21/08	DBQ			
35	Alec Piplani	4/25/08	DBQ			
36	Alec Piplani	11/25/08	llP			
37						
38						
39						
40						

Page: ________
Initial/date: __________

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
41						
42						
43						
44						
45						
46						
47						
48						

Page: ________
Initial/date: ____________

Bioabsorbable Therapeutics, Inc.

Laboratory Notebook Assignment Log

Lab. Notebook Number	Assigned to: Employee Name (print)	Date Issued by DC	DC Initials	Date Closed	Date Archived/ returned to DC	Comments
49						
50	Dinah Quiachon	5/15/08	DBQ	9/9/09	9/9/09	Now Custom book
51	David Cheng	5/20/08	DBQ			
52	Pam Williams	5/21/08	DBQ	8/7/08	8/7/08	
53	Jobert Balcita	9/25/08	DBQ	11/14/08	11/14/08	1 PG STARTED AND THAT'S IT
54	D. Cheng	9/30/08	DBQ	9/9/09	9/9/09	

Page: __________
Initial/date: __________

ADDITIONAL TRANSFERRED ASSETS

All Manufacturing Records including but not limited to SOPs, Subassembly, Raw Material and Finished Product manufacturing records, and all QA/QC, Product Packaging Procedures.

All Laboratory Notebooks, Formulation Procedures, and Product Designs.

All Animal and Human Clinical Trial Data, Regulatory Agency Submissions, and Adverse Event Records.

All Vendor Lists, Inventory Records, Parts Lists.

The Computer Server of Bioabsorbable Therapeutics, Inc.

All other property whether intangible or tangible that may be in the possession of Sellers.

No	Images (click to enlarge)	Tag #	Brand	Description	Qty	Status
59			Vexta	Vexta Stepping Motor	1	Available
70			Liqui-Sence	Liqui-Sence Controller Cole-Pasmer Instrusment	1	
73			polyScience	PolyScience Heating Recirculator Model 210	1	Available
84			Associated Environmental Systems		1	
94			Kodiak II	Kodiak II	6	Available
101	 		IVK	IVK Trilogy System with Hitachi Lens	1	IP

No	Images (click to enlarge)	Tag #	Brand	Description	Qty	Status
102			Schott	Schott DDL RS-232 Light Source With Built-in RS232 Interface	1	Available
103			Sono-Tek	Broadband Ultrasonic Generator	1	Available
106	 			Hot Air Systems	1	Available
112	 	227	MicroStage	IVK Manoveter + Hitachi Lens and Sony Monitor (total 5 Pieces)	1	IP
115	 		VWR	VWR 1601 Environmental Chamber Oven	1	Available
	Total

EXHIBIT “C”

BILL OF SALE

Pursuant to § 9610 of the California Commercial Code, and in exchange for the consideration provided under Section 4 of the FS Agreement (as defied below), Venture Lending & Leasing IV, Inc., Venture Lending & Leasing V, Inc. and Silicon Valley Bank (collectively “Sellers”) do hereby sell, transfer and deliver to Xenogenics Corporation, a Nevada corporation (hereinafter “Purchaser”), all of the rights of Bioabsorbable Therapeutics, Inc., a Delaware corporation (“Debtor”), to certain of the assets of Debtor, which are more particularly described in Exhibit “A” attached to this Bill of Sale. Said assets shall hereinafter be referred to as the “Transferred Assets.”

The sale transfers to Purchaser all of Debtor’s right, title and interest in and to the Transferred Assets free and clear of any and all security interests of Sellers and any security interest or lien subordinate thereto.

EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES OF SELLERS EXPRESSLY SET FORTH IN THAT CERTAIN FORECLOSURE SALE AGREEMENT AMONG SELLERS AND PURCHASER DATED SEPTEMBER __, 2010 (“FS AGREEMENT”), THE TRANSFERRED ASSETS ARE TRANSFERRED WITHOUT ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES AS TO TITLE, POSSESSION, QUIET ENJOYMENT, MERCHANTABILITY, VALUE, USEFUL LIFE, FITNESS FOR INTENDED USE, PHYSICAL CONDITION, NON-INFRINGEMENT OR SIMILAR REPRESENTATIONS AND WARRANTIES FROM, OR ON BEHALF OF, SELLERS. PURCHASER HEREBY AGREES THAT THE TRANSFERRED ASSETS ARE BEING PLACED AT PURCHASER’S DISPOSAL IN “AS IS” AND “WHERE IS” CONDITION.

Except as provided in the FS Agreement, Purchaser acknowledges that it has not relied upon any representations of Sellers, except as may specifically be provided herein, and that it has examined the validity, quantity, quality and value of the Transferred Assets and has accepted the same without recourse to Sellers and Sellers disclaim any representation or warranty that particular property described on Exhibit “A” exists, in whole or in part, or is in a form usable to Purchaser.

IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY, OR ANY CUSTOMER OF PURCHASER OR OTHERS FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR SIMILAR DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF DATA, GOODWILL, REVENUE, PROFITS, LATENT DEFECTS, LOSS OF CAPITAL, CLAIMS FOR SERVICE INTERRUPTION, COSTS AND EXPENSES INCURRED IN THE REMOVAL OF TRANSFERRED ASSETS), ARISING OUT OF OR IN CONNECTION WITH BUYER’S OR THEIR CUSTOMERS’ OR ANY OTHER PARTY’S USE, MAINTENANCE OR OPERATION OF ANY OF THE TRANSFERRED ASSETS, IRRESPECTIVE OF THE CAUSE OF ACTION OR THEORY UPON WHICH LIABILITY FOR SUCH DAMAGES MIGHT BE ALLEGED, INCLUDING BUT NOT LIMITED TO, INFRINGEMENT, MISAPPROPRIATION, NEGLIGENCE, OR OTHER TORT, BREACH OF CONTRACT OR WARRANTY (EXPRESS OR IMPLIED), STRICT LIABILITY OR OTHERWISE, WHETHER AT LAW, IN EQUITY OR OTHERWISE, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM FOR DAMAGES.

As between Sellers and Purchaser only, in addition to all the consideration paid hereunder, Purchaser shall be liable for all sales, use, excise, stamp, documentary, filing, recording, transfer or similar fees or taxes and shall hold Sellers harmless from any cost relating thereto.

All aspects of this agreement, including construction, validity and performance of this agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of California.  The Purchaser agrees to submit to the exclusive jurisdiction of the state and Federal courts located in County of Santa Clara, State of California.

[Signatures on the Following Page]

Executed at San Jose, California and Woonsocket, Rhode Island this __ day of September, 2010.

“Sellers”

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Its:

VENTURE LENDING & LEASING V, INC., as Agent and as a Seller

By:
Name:
Its:

SILICON VALLEY BANK

By:
Name:
Its:

THE FOREGOING IS AGREED AND ACCEPTED:

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Its: Chairman & CEO

Exhibit “A”
To
Bill of Sale

The term “Transferred Assets” means all right, title and interest of Debtor in and to the following items of personal property in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached: all of the tangible and intangible assets of Debtor that were used in or related to Debtor’s business of researching, developing and producing bioabsorbale stents (the “Business”), including, without limitation, all of Debtor’s right, title and interest in and to the following property that were used in or related to the Business: (a) all Equipment; (b) all General Intangibles; (c) all Inventory; (d) all other Goods and personal property of Debtor, whether tangible or intangible, now owned or existing, leased, consigned by or to, Debtor and wherever located; (e) all Records; and (f) all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Capitalized terms used in this Exhibit “A” are defined as follows:

“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached.

“Copyrights” means all of the following in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (iii) all continuations, renewals or extensions thereof; and (iv) any registrations to be issued under any pending applications.

“Equipment” means any “equipment,” as such term is defined in the UCC, in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached (including the items listed on Schedule 1 to this Exhibit), and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“General Intangibles” means any “general intangibles,” as such term is defined in the UCC, in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached and, in any event, shall include, without limitation, all right, title and interest that Debtor may now have in or under any contract, all customer lists, Copyrights, Trademarks, Patents, websites, domain names, and all applications therefor and reissues, extensions, or renewals thereof, other rights to Intellectual Property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, rights to sue for past, present and future infringement of Copyrights, Trademarks and Patents, rights of indemnification.

“Goods” means any “goods,” as such term is defined in the UCC, in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached.

“Inventory” means any “inventory,” as such term is defined in the UCC, wherever located, in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of Debtor for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of Debtor or is held by others for Debtor’s account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached, and any renewals or extensions thereof.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached.

“Patents” means all of the following property in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached: (a) all letters patent of, or rights corresponding thereto in, the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to be issued under any such applications.

“Records” means, to the extent related to or evidencing the Transferred Assets, all Debtor’s computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning the Business in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached.

“Trademarks” means all of the following property in existence and owned by Debtor as of the date of the Bill of Sale to which this Exhibit is attached: (a) all trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) reissues, extensions or renewals thereof.

“UCC” means the Uniform Commercial Code as in effect in the State of California as of the date of this Bill of Sale.  Unless otherwise defined herein, terms that are defined in the UCC and used herein shall have the meanings given to them in the UCC.

Executed at San Jose, California and Woonsocket, Rhode Island this __ day of September, 2010.

“Sellers”

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Its:

VENTURE LENDING & LEASING V, INC., as Agent and as a Seller

By:
Name:
Its:

SILICON VALLEY BANK

By:
Name:
Its:

THE FOREGOING IS AGREED AND ACCEPTED:

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Its: Chairman & CEO

Schedule 1

[see attachment hereto]

Delaware

PAGE 1

The First State

CERTIFICATE

SEARCHED SEPTEMBER 16, 2010, AT 6:38 P.M.
FOR DEBTOR "BIOABSORBABLE THERAPEUTICS, INC."

```
  1 OF   1   FINANCING STATEMENT                     80990299
           EXPIRATION DATE: MARCH 20, 2013
 DEBTOR: BIOABSORBABLE THERAPEUTICS, INC.
         959 HAMILTON AVENUE                             ADDED 03-20-08
         MENLO PARK                      CA  94025
SECURED: SILICON VALLEY BANK
         3003 TASMAN DRIVE HG 150                        ADDED 03-20-08
         SANTA CLARA                     CA  95054
SECURED: VENTURE LENDING & LEASING IV, INC.
         2010 NORTH FIRST STREET,                        ADDED 03-20-08
         SUITE 310
         SAN JOSE                        CA  95131
SECURED: VENTURE LENDING & LEASING V, INC.
         2010 NORTH FIRST STREET,                        ADDED 03-20-08
         SUITE 310
         SAN JOSE                        CA  95131
SECURED: VENTURE LENDING & LEASING V, INC., AS AGENT
         2010 NORTH FIRST STREET,                        ADDED 03-20-08
         SUITE 310
         SAN JOSE                        CA  95131
            F I L I N G   H I S T O R Y
80990299  FILED 03-20-08    AT  6:12 P.M.  FINANCING STATEMENT
           E N D   O F   F I L I N G   H I S T O R Y
```

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, LAPSED FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF SEPTEMBER 8, 2010 AT 11:59 P.M.

Jeffrey W. Bullock, Secretary of State

20103239492UCXL

100916217

AUTHENTICATION: 8232591

DATE: 09-16-10

SECRETARY OF STATE

STATE OF CALIFORNIA

Search Certificate

SEARCH REQUESTED ON:	09/16/2010

Organization Debtor: BIOABSORBABLE THERAPEUTICS, INC.

Address: NOT SPECIFIED

Date Range From: NOT SPECIFIED

Search: ALL

The undersigned Filing Officer hereby certifies that there are no active financing statements, tax liens, attachment liens, or judgement liens on file in my office reflecting the above Debtor as of 09/07/2010 at 1700 hours.

The search results herein reflect only the specific information requested. The results of this Debtor search will not reflect variances of this name. If the Debtor is known under other personal names, trade names, business entities, or addresses, separate searches of these names will have to be requested and conducted. The Secretary of State, his officers and agents disclaim any and all liability for claims resulting from other filings on which the name of the Debtor can be found in any other form than which was requested.

Debra Bowen
Secretary of State

EXHIBIT “D”

PATENT TRANSFER STATEMENT

PATENT TRANSFER STATEMENT
(under Uniform Commercial Code Section 9-619)

WHEREAS, Bioabsorbable Therapeutics, Inc., a Delaware corporation (“BTI”), is the registered owner of certain patents registered and patents applications pending in the United States Patent and Trademark Office, (hereinafter collectively referred to as the “Patents” and “Applications”), all of which are set forth on the Schedule attached hereto;

WHEREAS, BTI previously granted to each of Venture Lending & Leasing IV, Inc. (“VLL4”), Venture Lending & Leasing V, Inc. (“VLL5”) and Silicon Valley Bank (“SVB” and sometimes being referred to herein together with VLL4 and VLL5 as “Secured Parties” and individually as a “Secured Party”) security interests in all of BTI’s right, title and interest in and to all general intangibles and other personal property owned by BTI, including the Patents and Applications, as security for certain loans which are in default;

WHEREAS, BTI has defaulted in connection with its secured obligations to Secured Parties;

WHEREAS, each Secured Party has exercised its post-default rights of foreclosure of its security interests in and to the Patents and Applications; and

WHEREAS, by reason of the exercise of such post-default remedies, all rights of BTI in and to the Patents and Applications have been acquired by Xenogenics Corporation, a Nevada corporation (“Transferee”).

NOW, THEREFORE, in accordance with Section 9619(b) of the California Commercial Code, Transferee is entitled to a transfer of record of all rights of BTI in the Patents and Applications, and request is hereby made that the Commissioner of Patents and Trademarks and the United States Patent and Trademark Office accept the foregoing transfer statement and promptly amend its records to reflect the aforesaid transfer to Transferee.

The mailing address of BTI, Secured Parties and the Transferee are as follows:

BTI:	Bioabsorbable Therapeutics, Inc. c/o Western Technology Investment 2010 North First Street, Suite 310 San Jose, CA 95131 Attention: Chief Financial Officer

Secured Parties:	Venture Lending & Leasing V, Inc., as Agent 2010 North First Street, Suite 310 San Jose, CA 95131 Attn: Chief Financial Officer

Transferee:	Xenogenics Corporation 68 Cumberland Street, Suite 301 Woonsocket, RI 02895 Tel.: (401) 762-0045 FAX: (401) 762-0098 Attention: W. Gerald Newmin, Chairman & CEO

This instrument may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.  This instrument may be executed by facsimile signature, and such signature shall be treated as a fully enforceable signature hereto.

[Signature pages follow]

IN WITNESS WHEREOF, each Secured Party and Transferee has caused its name to be signed by a duly authorized representative this                                                      day of                                      , 2010.

SECURED PARTIES:

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Title:

VENTURE LENDING & LEASING V, INC.

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

TRANSFEREE:

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Title: Chairman & CEO

Schedule of Patents and Applications

Description	Registration/Serial Number	Registration/Application Date

IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	PCT/US2007/007001	20-MAR-2007

IMPROVED POLYANHYDRIDE POLYMERS AND THEIR USES IN BIOMEDICAL DEVICES	11/389,434	23-MAR-2006

DRUG DELIVERY POLYANHYDRIDE COMPOSITION AND METHOD	PCT/US2007/015811	10-JUL-2007

DRUG DELIVERY POLYANHYDRIDE COMPOSITION AND METHOD	11/486,501	14-JUL-2006

A DRUG-RELEASE COMPOSITION HAVING A THERAPEUTIC CARRIER	PCT/US2007/022540	23-OCT-2007

BRAIDED, BIODEGRADABLE STENTS AND METHODS	61/020,636	11-JAN-2008

EXHIBIT “E”

TRADEMARK TRANSFER STATEMENT

TRADEMARK TRANSFER STATEMENT
(under Uniform Commercial Code Section 9-619)

WHEREAS, Bioabsorbable Therapeutics, Inc., a Delaware corporation (“BTI”), is the registered owner of certain trademarks and service marks registered and pending in the United States Patent and Trademark Office, pending foreign trademark applications, and common law trademarks and service marks (hereinafter collectively referred to as the “Marks”), all of which are set forth on the Schedule attached hereto;

WHEREAS, BTI previously granted to each of Venture Lending & Leasing IV, Inc. (“VLL4”), Venture Lending & Leasing V, Inc. (“VLL5”) and Silicon Valley Bank (“SVB” and sometimes being referred to herein together with VLL4 and VLL5 as “Secured Parties” and individually as a “Secured Party”)security interests in all of BTI’s right, title and interest in and to all general intangibles and other personal property owned by BTI, including the Marks as security for certain loans which are in default;

WHEREAS, BTI has defaulted in connection with its secured obligations to SecuredParties;

WHEREAS, each Secured Party has exercised its post-default rights of foreclosure of its security interests in and to the Marks and the goodwill associated therewith, and pursuant to a power of sale and foreclosure has conveyed on [___________________], 2010, the Marks to Xenogenics Corporation, a Nevada corporation (“Transferee”); and

WHEREAS, by reason of the exercise of such foreclosure remedies and conveyance, all rights of BTI in and to the Marks have been acquired by Transferee.

NOW, THEREFORE, in accordance with Section 9619(b) of the California Commercial Code, Transferee is entitled to a transfer of record of all rights of BTI in the Marks, and request is hereby made that the Commissioner of Patents and Trademarks and the United States Patent and Trademark Office accept the foregoing transfer statement and promptly amend its records to reflect the aforesaid transfer to Transferee.

The mailing address of BTI, Secured Parties and the Transferee are as follows:

BTI:	Bioabsorbable Therapeutics, Inc. c/o Western Technology Investment 2010 North First Street, Suite 310 San Jose, CA 95131 Attention: Chief Financial Officer

Secured Parties:	Venture Lending & Leasing V, Inc., as Agent 2010 North First Street, Suite 310 San Jose, CA 95131 Attn: Chief Financial Officer

Transferee:	Xenogenics Corporation 68 Cumberland Street, Suite 301 Woonsocket, RI 02895 Tel.: (401) 762-0045 FAX: (401) 762-0098 Attention: W. Gerald Newmin, Chairman & CEO

This instrument may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.  This instrument may be executed by facsimile signature, and such signature shall be treated as a fully enforceable signature hereto.

[Signature pages follow]

IN WITNESS WHEREOF, each Secured Party and Transferee has caused its name to be signed by a duly authorized representative this                                             day of                                      , 2010.

SECURED PARTIES:

VENTURE LENDING & LEASING IV, INC.

By:
Name:
Title:

VENTURE LENDING & LEASING V, INC.

By:
Name:
Title:

SILICON VALLEY BANK

By:
Name:
Title:

TRANSFEREE:

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Title: Chairman & CEO

Schedule of Trademarks

Description	Registration/Serial Number	Registration/Application Date

IDEAL	78/954,880	17-AUG-2006

IDEAL	New Zealand: (210) 776589	26-SEPT-2007

EXHIBIT “F”

WIRE INSTRUCTIONS

FOR VENTURE LENDING & LEASING V, INC. Union Bank, N.A

ABA #: 122000496

Monterey Park, CA 91755 USA

For Credit to: Venture L&L V, Inc. Custody Account Number: 6711805001

Ref: TRUSDG/37130196431/Branch 263

Attn: Douglas Schlafer

EXHIBIT “G”

FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE AND DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR, SUBJECT TO SECTION 2(B) BELOW, AN OPINION OF COUNSEL IN A FORM REASONABLY ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Date of issuance: September __, 2010

Expiration Date: September __, 2020

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

XENOGENICS CORPORATION

This certifies that VENTURE LENDING & LEASING IV, LLC, or assigns (the “Holder”), for value received, is entitled to purchase from XENOGENICS CORPORATION, a Nevada corporation (the “Company”), One Hundred Seventy-five Thousand and Four (175,004) fully paid and nonassessable shares of the Company’s Common Stock (“Common Stock”) for cash at a price of $0.038 per share (the “Stock Purchase Price”) at any time or from time to time up to and including 5:00 p.m. (Pacific time) on September __, 2020 (the “Expiration Date”), upon surrender to the Company at its principal office at 68 Cumberland Street, Suite 301, Woonsocket, Rhode Island 02895 (or at such other location as the Company may advise Holder in writing), of this Warrant properly endorsed with the Form of Subscription attached hereto, duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Holder may also exercise this Warrant on a cashless or “net issuance” basis as described in Section 1(b) below.

This Warrant is subject to the following terms and conditions:

1.           Exercise; Issuance of Certificates; Payment for Shares.

(a)           Unless an election is made pursuant to clause (b) of this Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the form of subscription shall have been delivered and payment made for such shares.  Subject to the provisions of Section 2, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised.  Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under this Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.  Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

(b)           The Holder, in lieu of exercising this Warrant by the cash payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to surrender this Warrant and receive that number of shares of Common Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Common Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Common Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price.  Election to exercise under this Section 1(b) may be made by delivering a signed form of subscription to the Company via facsimile, to be followed by delivery of this Warrant.  Notwithstanding anything to the contrary contained in this Warrant, if as of the close of business on the last business day preceding the Expiration Date this Warrant remains unexercised as to all or a portion of the shares of Common Stock purchasable hereunder, then effective as 9:00 a.m. (Pacific time) on the Expiration Date, the Holder shall be deemed, automatically and without need for notice to the Company, to have elected to exercise this Warrant in full pursuant to the provisions of this Section 1(b), and upon surrender of this Warrant shall be entitled to receive that number of shares of Common Stock computed using the above formula.

(c)           For purposes of clause (b) of this Section 1, “Per Share Price” means the closing price of the Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Holder’s election hereunder.  If the Common Stock is not quoted by NASDAQ or listed on an exchange and none of the above clauses apply, the Per Share Price of the Common Stock shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder’s election hereunder, as such price shall be determined in good faith by the Company’s board of directors.

2.           Limitation on Transfer.

(a)           This Warrant and the Common Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act.  Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.  Subject to the provisions of this Section 2 and upon providing Company with written notice, the Holder may freely transfer all or part of this Warrant or the shares issuable upon exercise of this Warrant (or the shares issuable, directly or indirectly, upon conversion of the shares, if any) to any transferee, provided, however, in connection with any such transfer, the Holder will give Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to Company for reissuance to the transferee(s) (and Holder, if applicable).

(b)           The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer this Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

3.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock when and as required to provide for the exercise of the rights represented by this Warrant.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.  The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as described in Section 4 hereof) (i) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation, (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of the Company’s preferred stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation or (iii) if the par value per share of the Common Stock would exceed the Stock Purchase Price.

4.           Adjustment of Stock Purchase Price Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

4.1           Subdivision or Combination of Stock.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

4.2         Dividends in Common Stock, Other Stock, Property, Reclassification.  If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

(a)           Common Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(b)           any cash paid or payable otherwise than as a cash dividend, or

(c)           Common Stock or other or additional stock or other securities or property (including cash) by way of spin off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

4.3         Change of Control; IPO.  In the event of (i) a Change of Control (as hereinafter defined) or (ii) the consummation of a sale of the Company’s securities pursuant to a registration statement filed by Company under the Securities Act (or pursuant to the laws of the jurisdiction in which the initial public offering is completed), in connection with the first firm commitment underwritten offering of the Company’s securities to the general public that occurs after the date this Warrant is issued (“IPO”), this Warrant shall be automatically exchanged for a number of shares of the Company’s securities, such number of shares being equal to the maximum number of shares issuable pursuant to the terms hereof (after taking into account all adjustments described herein) had the Holder elected to exercise this Warrant immediately prior to the closing of such Change of Control or IPO and purchased all such shares pursuant to the cash exercise provision set forth in Section 1(a) hereof (as opposed to the cashless exercise provision set forth in Section 1(b)). The Company acknowledges and agrees that the Holder shall not be required to make any additional payment (cash or otherwise) for such shares as further consideration for their issuance pursuant to the terms of the preceding sentence.  “Change of Control” shall mean any sale, license, or other disposition of all or substantially all of the assets of the Company, any reorganization, consolidation, merger or other transaction involving the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.  This Warrant shall terminate upon the Holder’s receipt of the number of shares of the Company’s equity securities described in this Section 4.3.

4.4         Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice, which may be substantially in the form of Exhibit “A” attached hereto, shall be signed by the Company’s chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.5         Other Notices.  If at any time:

(a)           the Company shall declare any cash dividend upon its Common Stock;

(b)           the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

(c)           there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity;

(d)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(e)           the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Common Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 20 day’s prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 day’s written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto.  Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

4.6         Certain Events.  If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly effect the adjustments to this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make in good faith an adjustment in the number and class of shares issuable under this Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.  The adjustment shall be such as will give the Holder of this Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

5.          Issue Tax.  The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Warrant being exercised.

6.           Closing of Books.  The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.           No Voting or Dividend Rights; Limitation of Liability.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.  No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

8.           Amendment of Certificate of Incorporation.  Unless the holder of this Warrant consents thereto in writing, the Company shall not amend its Certificate of Incorporation prior to the exercise of this Warrant if the effect of such amendment on the Holder hereof would be more adverse to the Holder hereof than, and substantially dissimilar to, its effect on the other holders of the Company’s Common Stock.

9.           Registration Rights.  The Holder hereof shall be entitled, with respect to the shares of Common Stock issued upon exercise hereof to all of the registration rights set forth in any agreement entered into after the date of issuance of this Warrant among the Company and its investors whereby such investors are provided registration rights (as applicable, the “Rights Agreement”) to the same extent and on the same terms and conditions as possessed by the investors thereunder with the following exceptions and clarifications: (i) the Holder will be subject to the same provisions regarding indemnification as contained in the Rights Agreement; and (ii) the registration rights are freely assignable by the Holder of this Warrant in connection with a permitted transfer of this Warrant or the shares issuable upon exercise hereof. The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

10.           Rights and Obligations Survive Exercise of Warrant.  The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, contained in Sections 6, 8 and 9 shall survive the exercise of this Warrant.

11.           Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

13.          Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.  All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.  All of the covenants and agreements of Company shall inure to the benefit of the successors and assigns of Holder hereof.  Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of Holder hereof but at Company’s expense, acknowledge in writing its continuing obligation to Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of Holder hereof to make any such request shall not affect the continuing obligation of Company to Holder hereof in respect of such rights.

14.          Descriptive Headings and Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

15.          Lost Warrants or Stock Certificates.  The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.          Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

17.          Representations of Holder.  With respect to this Warrant, Holder represents and warrants to the Company as follows:

17.1           Experience.  It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that investment in this Warrant (and the securities issuable upon exercise thereof) involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder’s satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

17.2           Investment.  It is acquiring this Warrant (and the securities issuable upon exercise thereof) for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.  It understands that this Warrant, the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act, nor qualified under applicable state securities laws.

17.3           Rule 144.  It acknowledges that this Warrant and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

17.4           Access to Data.  It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

18.         Additional Representations and Covenants of the Company.  The Company hereby represents, warrants and agrees as follows:

18.1           Corporate Power.  The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

18.2           Authorization.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken.  This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

18.3           Offering.  Subject in part to the truth and accuracy of Holder’s representations set forth in Section 17 hereof, the offer, issuance and sale of this Warrant is, and the issuance of Common Stock upon exercise of this Warrant will be exempt from the registration requirements of the Securities Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

18.4           Listing; Stock Issuance.  The Company shall secure and maintain the listing of the Common Stock issuable upon exercise of this Warrant upon each securities exchange or over-the-counter market upon which securities of the same class or series issued by Company are listed, if any.  Upon exercise of this Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Common Stock purchased pursuant to the exercise to be issued in the names of Holder, its nominees or assignees, as appropriate at the time of such exercise.

18.5           Certificates and By-Laws.  The Company has provided Holder with true and complete copies of the Company’s Certificate of Incorporation, By-Laws, and each Certificate of Designation or other charter document setting, forth any rights, preferences and privileges of Company’s capital stock, each as amended and in effect on the date of issuance of this Warrant.

18.7           Financial and Other Reports.  From time to time up to the earlier of the Expiration Date or the complete exercise of this Warrant, the Company shall furnish to Holder (i) within 90 days after the close of each fiscal year of the Company an audited balance sheet and statement of changes in financial position at and as of the end of such fiscal year, together with an audited statement of income for such fiscal year; (ii) within 45 days after the close of each fiscal quarter of the Company, an unaudited balance sheet and statement of cash flows at and as of the end of such quarter, together with an unaudited statement of income for such quarter; and (iii) promptly after sending, making available, or filing, copies of all reports, proxy statements, and financial statements that the Company sends or makes available to its stockholders and all registration statements and reports that the Company files with the SEC or any other governmental or regulatory authority, provided, however, that if any document required to be furnished under this Section 18.7 is filed with the Securities and Exchange Commission and is publicly available for review on the EDGAR system, then in lieu of furnishing such document, the Company may instead give the Holder written notice of the filing of such document.  In addition, the Company agrees to provide the Holder at any time and from time to time with such information as the Holder may reasonably request for purposes of the Holder’s compliance with regulatory, accounting and reporting requirements applicable to the Holder.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of the date of issuance set forth on the first page hereof.

XENOGENICS CORPORATION

By:
Name: W. Gerald Newmin
Title: Chairman & CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:

☐
The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1) See Below ______(___ ) shares (the “Shares”) of Common Stock of XENOGENICS CORPORATION and herewith makes payment of _____ Dollars ($____ ) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________, whose address is _______.

☐	The undersigned hereby elects to convert ______ percent (___%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 17 of this Warrant and by its signature below hereby makes such representations and warranties to the Company.

Dated

Holder:

By:

Its:

(Address)

(1)
Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be issuable upon exercise.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, unto:

Name of Assignee	Address	No. of Shares

Dated

Holder:

By:

Its:

EXHIBIT “A”

[On letterhead of the Company]

Reference is hereby made to that certain Warrant dated ____, 2010, issued by XENOGENICS CORPORATION, a Nevada corporation (the “Company”), to VENTURE LENDING & LEASING IV, LLC (the “Holder”).

[IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant: [describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

This certifies that the Holder is entitled to purchase from the Company _________ (______) fully paid and nonassessable shares of the Company’s Common Stock at a price of Dollars ($_____) per share (the “Stock Purchase Price”).  The Stock Purchase Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in Section 4 of the Warrant.

Executed this ___ day of ________, 20___.

XENOGENICS CORPORATION

By:

Name:

Title:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE AND DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR, SUBJECT TO SECTION 2(B) BELOW, AN OPINION OF COUNSEL IN A FORM REASONABLY ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Date of issuance: September __, 2010

Expiration Date: September __, 2020

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

XENOGENICS CORPORATION

This certifies that VENTURE LENDING & LEASING V, LLC, or assigns (the “Holder”), for value received, is entitled to purchase from XENOGENICS CORPORATION, a Nevada corporation (the “Company”), One Hundred Seventy-five Thousand and Four (175,004) fully paid and nonassessable shares of the Company’s Common Stock (“Common Stock”) for cash at a price of $0.038 per share (the “Stock Purchase Price”) at any time or from time to time up to and including 5:00 p.m. (Pacific time) on September __, 2020 (the “Expiration Date”), upon surrender to the Company at its principal office at 68 Cumberland Street, Suite 301, Woonsocket, Rhode Island 02895 (or at such other location as the Company may advise Holder in writing), of this Warrant properly endorsed with the Form of Subscription attached hereto, duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof.  The Holder may also exercise this Warrant on a cashless or “net issuance” basis as described in Section 1(b) below.

This Warrant is subject to the following terms and conditions:

1.           Exercise; Issuance of Certificates; Payment for Shares.

(a)             Unless an election is made pursuant to clause (b) of this Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the form of subscription shall have been delivered and payment made for such shares.  Subject to the provisions of Section 2, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised.  Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under this Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.  Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

(b)             The Holder, in lieu of exercising this Warrant by the cash payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to surrender this Warrant and receive that number of shares of Common Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Common Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Common Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price.  Election to exercise under this Section 1(b) may be made by delivering a signed form of subscription to the Company via facsimile, to be followed by delivery of this Warrant.  Notwithstanding anything to the contrary contained in this Warrant, if as of the close of business on the last business day preceding the Expiration Date this Warrant remains unexercised as to all or a portion of the shares of Common Stock purchasable hereunder, then effective as 9:00 a.m. (Pacific time) on the Expiration Date, the Holder shall be deemed, automatically and without need for notice to the Company, to have elected to exercise this Warrant in full pursuant to the provisions of this Section 1(b), and upon surrender of this Warrant shall be entitled to receive that number of shares of Common Stock computed using the above formula.

(c)             For purposes of clause (b) of this Section 1, “Per Share Price” means the closing price of the Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Holder’s election hereunder.  If the Common Stock is not quoted by NASDAQ or listed on an exchange and none of the above clauses apply, the Per Share Price of the Common Stock shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder’s election hereunder, as such price shall be determined in good faith by the Company’s board of directors.

2.           Limitation on Transfer.

(a)             This Warrant and the Common Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act.  Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.  Subject to the provisions of this Section 2 and upon providing Company with written notice, the Holder may freely transfer all or part of this Warrant or the shares issuable upon exercise of this Warrant (or the shares issuable, directly or indirectly, upon conversion of the shares, if any) to any transferee, provided, however, in connection with any such transfer, the Holder will give Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to Company for reissuance to the transferee(s) (and Holder, if applicable).

(b)           The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer this Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

3.           Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock when and as required to provide for the exercise of the rights represented by this Warrant.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.  The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as described in Section 4 hereof) (i) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation, (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of the Company’s preferred stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation or (iii) if the par value per share of the Common Stock would exceed the Stock Purchase Price.

4.           Adjustment of Stock Purchase Price Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

4.1           Subdivision or Combination of Stock.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

4.2           Dividends in Common Stock, Other Stock, Property, Reclassification.  If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

  (a)             Common Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

  (b)            any cash paid or payable otherwise than as a cash dividend, or

  (c)             Common Stock or other or additional stock or other securities or property (including cash) by way of spin off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

4.3           Change of Control; IPO.  In the event of (i) a Change of Control (as hereinafter defined) or (ii) the consummation of a sale of the Company’s securities pursuant to a registration statement filed by Company under the Securities Act (or pursuant to the laws of the jurisdiction in which the initial public offering is completed), in connection with the first firm commitment underwritten offering of the Company’s securities to the general public that occurs after the date this Warrant is issued (“IPO”), this Warrant shall be automatically exchanged for a number of shares of the Company’s securities, such number of shares being equal to the maximum number of shares issuable pursuant to the terms hereof (after taking into account all adjustments described herein) had the Holder elected to exercise this Warrant immediately prior to the closing of such Change of Control or IPO and purchased all such shares pursuant to the cash exercise provision set forth in Section 1(a) hereof (as opposed to the cashless exercise provision set forth in Section 1(b)).  The Company acknowledges and agrees that the Holder shall not be required to make any additional payment (cash or otherwise) for such shares as further consideration for their issuance pursuant to the terms of the preceding sentence.  “Change of Control” shall mean any sale, license, or other disposition of all or substantially all of the assets of the Company, any reorganization, consolidation, merger or other transaction involving the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.  This Warrant shall terminate upon the Holder’s receipt of the number of shares of the Company’s equity securities described in this Section 4.3.

4.4           Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company.  The notice, which may be substantially in the form of Exhibit “A” attached hereto, shall be signed by the Company’s chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.5           Other Notices.  If at any time:

  (a)                 the Company shall declare any cash dividend upon its Common Stock;

  (b)                 the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

  (c)                 there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity;

  (d)                 there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

  (e)                 the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Common Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 20 day’s prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 day’s written notice of the date when the same shall take place.  Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

4.6           Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly effect the adjustments to this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make in good faith an adjustment in the number and class of shares issuable under this Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of this Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

5.            Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Warrant being exercised.

6.            Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.            No Voting or Dividend Rights; Limitation of Liability.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.  No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

8.            Amendment of Certificate of Incorporation.  Unless the holder of this Warrant consents thereto in writing, the Company shall not amend its Certificate of Incorporation prior to the exercise of this Warrant if the effect of such amendment on the Holder hereof would be more adverse to the Holder hereof than, and substantially dissimilar to, its effect on the other holders of the Company’s Common Stock.

9.            Registration Rights.  The Holder hereof shall be entitled, with respect to the shares of Common Stock issued upon exercise hereof to all of the registration rights set forth in any agreement entered into after the date of issuance of this Warrant among the Company and its investors whereby such investors are provided registration rights (as applicable, the “Rights Agreement”) to the same extent and on the same terms and conditions as possessed by the investors thereunder with the following exceptions and clarifications: (i) the Holder will be subject to the same provisions regarding indemnification as contained in the Rights Agreement; and (ii) the registration rights are freely assignable by the Holder of this Warrant in connection with a permitted transfer of this Warrant or the shares issuable upon exercise hereof.  The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

10.           Rights and Obligations Survive Exercise of Warrant.  The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, contained in Sections 6, 8 and 9 shall survive the exercise of this Warrant.

11.           Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

13.           Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.  All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.  All of the covenants and agreements of Company shall inure to the benefit of the successors and assigns of Holder hereof.  Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of Holder hereof but at Company’s expense, acknowledge in writing its continuing obligation to Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of Holder hereof to make any such request shall not affect the continuing obligation of Company to Holder hereof in respect of such rights.

14.           Descriptive Headings and Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

15.           Lost Warrants or Stock Certificates.  The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.           Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

17.           Representations of Holder.  With respect to this Warrant, Holder represents and warrants to the Company as follows:

17.1          Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that investment in this Warrant (and the securities issuable upon exercise thereof) involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder’s satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

17.2          Investment. It is acquiring this Warrant (and the securities issuable upon exercise thereof) for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. It understands that this Warrant, the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act, nor qualified under applicable state securities laws.

17.3          Rule 144. It acknowledges that this Warrant and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

17.4          Access to Data. It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

18.           Additional Representations and Covenants of the Company. The Company hereby represents, warrants and agrees as follows:

18.1         Corporate Power. The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

18.2         Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken. This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

18.3         Offering. Subject in part to the truth and accuracy of Holder’s representations set forth in Section 17 hereof, the offer, issuance and sale of this Warrant is, and the issuance of Common Stock upon exercise of this Warrant will be exempt from the registration requirements of the Securities Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

18.4         Listing; Stock Issuance. The Company shall secure and maintain the listing of the Common Stock issuable upon exercise of this Warrant upon each securities exchange or over-the-counter market upon which securities of the same class or series issued by Company are listed, if any.  Upon exercise of this Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Common Stock purchased pursuant to the exercise to be issued in the names of Holder, its nominees or assignees, as appropriate at the time of such exercise.

18.5         Certificates and By-Laws.  The Company has provided Holder with true and complete copies of the Company’s Certificate of Incorporation, By-Laws, and each Certificate of Designation or other charter document setting, forth any rights, preferences and privileges of Company’s capital stock, each as amended and in effect on the date of issuance of this Warrant.

18.6         Financial and Other Reports.  From time to time up to the earlier of the Expiration Date or the complete exercise of this Warrant, the Company shall furnish to Holder (i) within 90 days after the close of each fiscal year of the Company an audited balance sheet and statement of changes in financial position at and as of the end of such fiscal year, together with an audited statement of income for such fiscal year; (ii) within 45 days after the close of each fiscal quarter of the Company, an unaudited balance sheet and statement of cash flows at and as of the end of such quarter, together with an unaudited statement of income for such quarter; and (iii) promptly after sending, making available, or filing, copies of all reports, proxy statements, and financial statements that the Company sends or makes available to its stockholders and all registration statements and reports that the Company files with the SEC or any other governmental or regulatory authority, provided, however, that if any document required to be furnished under this Section 18.7 is filed with the Securities and Exchange Commission and is publicly available for review on the EDGAR system, then in lieu of furnishing such document, the Company may instead give the Holder written notice of the filing of such document.  In addition, the Company agrees to provide the Holder at any time and from time to time with such information as the Holder may reasonably request for purposes of the Holder’s compliance with regulatory, accounting and reporting requirements applicable to the Holder.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of the date of issuance set forth on the first page hereof.

XENOGENICS CORPORATION

By:
Name:	W. Gerald Newmin
Title:	Chairman & CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:

☐
The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1) See Below ________ (_____ ) shares (the “Shares”) of Common Stock of XENOGENICS CORPORATION and herewith makes payment of ________ Dollars ($______ ) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ______, whose address is ______.

☐	The undersigned hereby elects to convert ______ percent (___%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 17 of this Warrant and by its signature below hereby makes such representations and warranties to the Company.

Dated

Holder:

By:

Its:

(Address)

(1)
Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be issuable upon exercise.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, unto:

Name of Assignee	Address	No. of Shares

Dated

Holder:

By:

Its:

EXHIBIT “A”

[On letterhead of the Company]

Reference is hereby made to that certain Warrant dated _________, 2010, issued by XENOGENICS CORPORATION, a Nevada corporation (the “Company”), to VENTURE LENDING & LEASING V, LLC (the “Holder”).

[IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant: [describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

This certifies that the Holder is entitled to purchase from the Company _______________(_____) fully paid and nonassessable shares of the Company’s Common Stock at a price of ______ Dollars ($____) per share (the “Stock Purchase Price”).  The Stock Purchase Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in Section 4 of the Warrant.

Executed this ___ day of ________, 20___.

XENOGENICS CORPORATION

By:

Name:

Title:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE AND DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR, SUBJECT TO SECTION 2(B) BELOW, AN OPINION OF COUNSEL IN A FORM REASONABLY ACCEPTABLE TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Date of issuance: September __, 2010

Expiration Date: September __, 2020

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

XENOGENICS CORPORATION

This certifies that SILICON VALLEY BANK, or assigns (the “Holder”), for value received, is entitled to purchase from XENOGENICS CORPORATION, a Nevada corporation (the “Company”), One Hundred Thirty-nine Thousand Nine Hundred Ninety-three (139,993) fully paid and nonassessable shares of the Company’s Common Stock (“Common Stock”) for cash at a price of $0.038 per share (the “Stock Purchase Price”) at any time or from time to time up to and including 5:00 p.m. (Pacific time) on September __, 2020 (the “Expiration Date”), upon surrender to the Company at its principal office at 68 Cumberland Street, Suite 301, Woonsocket, Rhode Island 02895 (or at such other location as the Company may advise Holder in writing), of this Warrant properly endorsed with the Form of Subscription attached hereto, duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Holder may also exercise this Warrant on a cashless or “net issuance” basis as described in Section 1(b) below.

This Warrant is subject to the following terms and conditions:

1.           Exercise; Issuance of Certificates; Payment for Shares.

(a)          Unless an election is made pursuant to clause (b) of this Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the form of subscription shall have been delivered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised.  Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under this Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.  Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

(b)          The Holder, in lieu of exercising this Warrant by the cash payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to surrender this Warrant and receive that number of shares of Common Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Common Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Common Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price. Election to exercise under this Section 1(b) may be made by delivering a signed form of subscription to the Company via facsimile, to be followed by delivery of this Warrant.  Notwithstanding anything to the contrary contained in this Warrant, if as of the close of business on the last business day preceding the Expiration Date this Warrant remains unexercised as to all or a portion of the shares of Common Stock purchasable hereunder, then effective as 9:00 a.m. (Pacific time) on the Expiration Date, the Holder shall be deemed, automatically and without need for notice to the Company, to have elected to exercise this Warrant in full pursuant to the provisions of this Section 1(b), and upon surrender of this Warrant shall be entitled to receive that number of shares of Common Stock computed using the above formula.

(c)           For purposes of clause (b) of this Section 1, “Per Share Price” means the closing price of the Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Holder’s election hereunder. If the Common Stock is not quoted by NASDAQ or listed on an exchange and none of the above clauses apply, the Per Share Price of the Common Stock shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder’s election hereunder, as such price shall be determined in good faith by the Company’s board of directors.

2.           Limitation on Transfer.

(a)            This Warrant and the Common Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2. Notwithstanding the foregoing and any other provision of this Section 2, after receipt by the Holder of the executed Warrant, the Holder will transfer all of this Warrant to Holder’s parent company, SVB Financial Group, or any other affiliate of the Holder, by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of this Section 2 and upon providing Company with written notice, SVB Financial Group and any subsequent Holder may freely transfer all or part of this Warrant or the shares issuable upon exercise of this Warrant (or the shares issuable, directly or indirectly, upon conversion of the shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to Company for reissuance to the transferee(s) (and Holder, if applicable).

(b)           The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer this Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available. The Company shall not require the Holder to provide an opinion of counsel if the transfer is to the Holder’s parent company, SVB Financial Group (formerly Silicon Valley Bancshares), or any other affiliate of the Holder.

3.           Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock when and as required to provide for the exercise of the rights represented by this Warrant.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.  The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as described in Section 4 hereof) (i) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation, (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of the Company’s preferred stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation or (iii) if the par value per share of the Common Stock would exceed the Stock Purchase Price.

4.           Adjustment of Stock Purchase Price Number of Shares.  The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.  Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

4.1           Subdivision or Combination of Stock.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

4.2           Dividends in Common Stock, Other Stock, Property, Reclassification.  If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

(a)             Common Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Common Stock, or

(b)            any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or any cash paid or payable otherwise than as a cash dividend, or

(c)             Common Stock or other or additional stock or other securities or property (including cash) by way of spin off, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

4.3           Change of Control; IPO.  In the event of (i) a Change of Control (as hereinafter defined) or (ii) the consummation of a sale of the Company’s securities pursuant to a registration statement filed by Company under the Securities Act (or pursuant to the laws of the jurisdiction in which the initial public offering is completed), in connection with the first firm commitment underwritten offering of the Company’s securities to the general public that occurs after the date this Warrant is issued (“IPO”), this Warrant shall be automatically exchanged for a number of shares of the Company’s securities, such number of shares being equal to the maximum number of shares issuable pursuant to the terms hereof (after taking into account all adjustments described herein) had the Holder elected to exercise this Warrant immediately prior to the closing of such Change of Control or IPO and purchased all such shares pursuant to the cash exercise provision set forth in Section 1(a) hereof (as opposed to the cashless exercise provision set forth in Section 1(b)).  The Company acknowledges and agrees that the Holder shall not be required to make any additional payment (cash or otherwise) for such shares as further consideration for their issuance pursuant to the terms of the preceding sentence.  “Change of Control” shall mean any sale, license, or other disposition of all or substantially all of the assets of the Company, any reorganization, consolidation, merger or other transaction involving the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.  This Warrant shall terminate upon the Holder’s receipt of the number of shares of the Company’s equity securities described in this Section 4.3.

4.4           Notice of Adjustment.  Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company.  The notice, which may be substantially in the form of Exhibit “A” attached hereto, shall be signed by the Company’s chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.5           Other Notices.  If at any time:

(a)         the Company shall declare any cash dividend upon its Common Stock;

(b)         the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

(c)         there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity;

(d)         there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(e)         the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Common Stock; then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 20 day’s prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 day’s written notice of the date when the same shall take place.  Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend or distribution, the date on which the holders of Common Stock shall be entitled thereto.  Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

4.6           Certain Events.  If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly effect the adjustments to this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make in good faith an adjustment in the number and class of shares issuable under this Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.  The adjustment shall be such as will give the Holder of this Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

5.           Issue Tax.  The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Warrant being exercised.

6.           Closing of Books.  The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7.           No Voting or Dividend Rights; Limitation of Liability.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.  No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

8.           Amendment of Certificate of Incorporation.  Unless the holder of this Warrant consents thereto in writing, the Company shall not amend its Certificate of Incorporation prior to the exercise of this Warrant if the effect of such amendment on the Holder hereof would be more adverse to the Holder hereof than, and substantially dissimilar to, its effect on the other holders of the Company’s Common Stock.

9.           Registration Rights.  The Holder hereof shall be entitled, with respect to the shares of Common Stock issued upon exercise hereof to all of the registration rights set forth in any agreement entered into after the date of issuance of this Warrant among the Company and its investors whereby such investors are provided registration rights (as applicable, the “Rights Agreement”) to the same extent and on the same terms and conditions as possessed by the investors thereunder with the following exceptions and clarifications: (i) the Holder will be subject to the same provisions regarding indemnification as contained in the Rights Agreement; and (ii) the registration rights are freely assignable by the Holder of this Warrant in connection with a permitted transfer of this Warrant or the shares issuable upon exercise hereof.  The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

10.         Rights and Obligations Survive Exercise of Warrant.  The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, contained in Sections 6, 8 and 9 shall survive the exercise of this Warrant.

11.         Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

12.         Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

13.         Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.  All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.  All of the covenants and agreements of Company shall inure to the benefit of the successors and assigns of Holder hereof.  Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of Holder hereof but at Company’s expense, acknowledge in writing its continuing obligation to Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of Holder hereof to make any such request shall not affect the continuing obligation of Company to Holder hereof in respect of such rights.

14.         Descriptive Headings and Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

15.         Lost Warrants or Stock Certificates.  The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.         Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant.  The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

17.         Representations of Holder.  With respect to this Warrant, Holder represents and warrants to the Company as follows:

17.1          Experience.  It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that investment in this Warrant (and the securities issuable upon exercise thereof) involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder’s satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.  Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

17.2          Investment.  It is acquiring this Warrant (and the securities issuable upon exercise thereof) for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.  It understands that this Warrant, the shares of Common Stock issuable upon exercise thereof have not been registered under the Securities Act, nor qualified under applicable state securities laws.

17.3         Rule 144.  It acknowledges that this Warrant and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

17.4         Access to Data.  It has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and has had the opportunity to inspect the Company’s facilities.

18.          Additional Representations and Covenants of the Company.  The Company hereby represents, warrants and agrees as follows:

18.1         Corporate Power.  The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

18.2         Authorization.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken.  This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

18.3         Offering.  Subject in part to the truth and accuracy of Holder’s representations set forth in Section 17 hereof, the offer, issuance and sale of this Warrant is, and the issuance of Common Stock upon exercise of this Warrant will be exempt from the registration requirements of the Securities Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

18.4         Listing; Stock Issuance.  The Company shall secure and maintain the listing of the Common Stock issuable upon exercise of this Warrant upon each securities exchange or over-the-counter market upon which securities of the same class or series issued by Company are listed, if any.  Upon exercise of this Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Common Stock purchased pursuant to the exercise to be issued in the names of Holder, its nominees or assignees, as appropriate at the time of such exercise.

18.5         Certificates and By-Laws.  The Company has provided Holder with true and complete copies of the Company’s Certificate of Incorporation, By-Laws, and each Certificate of Designation or other charter document setting, forth any rights, preferences and privileges of Company’s capital stock, each as amended and in effect on the date of issuance of this Warrant.

18.6         Financial and Other Reports.  From time to time up to the earlier of the Expiration Date or the complete exercise of this Warrant, the Company shall furnish to Holder (i) within 90 days after the close of each fiscal year of the Company an audited balance sheet and statement of changes in financial position at and as of the end of such fiscal year, together with an audited statement of income for such fiscal year; (ii) within 45 days after the close of each fiscal quarter of the Company, an unaudited balance sheet and statement of cash flows at and as of the end of such quarter, together with an unaudited statement of income for such quarter; and (iii) promptly after sending, making available, or filing, copies of all reports, proxy statements, and financial statements that the Company sends or makes available to its stockholders and all registration statements and reports that the Company files with the SEC or any other governmental or regulatory authority, provided, however, that if any document required to be furnished under this Section 18.7 is filed with the Securities and Exchange Commission and is publicly available for review on the EDGAR system, then in lieu of furnishing such document, the Company may instead give the Holder written notice of the filing of such document.  In addition, the Company agrees to provide the Holder at any time and from time to time with such information as the Holder may reasonably request for purposes of the Holder’s compliance with regulatory, accounting and reporting requirements applicable to the Holder.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of the date of issuance set forth on the first page hereof.

XENOGENICS CORPORATION

By:

Name:	W. Gerald Newmin

Title:	Chairman & CEO

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:

☐
The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1) See Below _________ (____ ) shares (the “Shares”) of Common Stock of XENOGENICS CORPORATION and herewith makes payment of ______ Dollars ($______) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to,______, whose address is ________.

☐	The undersigned hereby elects to convert ______ percent (___%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 17 of this Warrant and by its signature below hereby makes such representations and warranties to the Company.

Dated

Holder:

By:

Its:

(Address)

(1)
Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be issuable upon exercise.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth herein below, unto:

Name of Assignee	Address	No. of Shares

Dated

Holder:

By:

Its:

EXHIBIT “A”

[On letterhead of the Company]

Reference is hereby made to that certain Warrant dated , 2010, issued by XENOGENICS CORPORATION, a Nevada corporation (the “Company”), to SILICON VALLEY BANK (the “Holder”).

[IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant: [describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

This certifies that the Holder is entitled to purchase from the Company _________(____) fully paid and nonassessable shares of the Company’s Common Stock at a price of ______ Dollars ($______) per share (the “Stock Purchase Price”). The Stock Purchase Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in Section 4 of the Warrant.

Executed this ___ day of_______ , 20___.

XENOGENICS CORPORATION

By:

Name:

Title: